Exhibit 10.1

PURCHASE AGREEMENT

This PURCHASE AGREEMENT, dated as of January 29, 2009 (together with the related exhibits, schedules and appendices, which are incorporated herein by this reference and comprise a part hereof, this “Agreement”), is by and among Crescent Banking Company, a Georgia corporation (the “Company”), and each of the purchasers set forth on Schedule A hereto (the “Purchasers,” and each a “Purchaser,” and, together with the Company, the “Parties,” and each a “Party”).

WHEREAS, the Company proposes to issue and sell (the “Offering”) to the Purchasers shares of the Company’s Series B Floating-Rate Cumulative Convertible Perpetual Preferred Stock, par value $1.00 per share, having the terms set forth in the Articles of Amendment to the Company’s Articles if Incorporation attached hereto as Exhibit A (the “Charter Amendment” and the Series B preferred stock described therein, the “Series B Preferred Stock”), at a price per share equal to One Thousand Dollars ($1,000);

WHEREAS, each of the Purchasers is an “accredited investor” as such term is defined under Rule 501(a) of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, pursuant to the terms and conditions of the Offering, as described in this Agreement, the Purchasers desire to subscribe for and purchase the amount of Series B Preferred Stock set forth opposite his name on Schedule A to this Agreement;

WHEREAS, the Purchasers and the Company intend to enter into with each Purchaser a Subscription Agreement, an Escrow Agreement and a Registration Rights Agreement substantially in the forms attached hereto as Exhibit B, Exhibit C and Exhibit D, respectively (the “Related Agreements”); and

WHEREAS, in making such subscription, the Purchasers are relying upon the representations, warranties, covenants and agreements of the Company set forth herein and in the Related Agreements, and, in considering and accepting the Purchasers’ subscription for the shares of Series B Preferred Stock offered hereunder (the “Shares”), the Company is relying upon the representations, warranties, covenants and agreements of the Purchasers set forth in this Agreement and in the Related Agreements.

NOW, THEREFORE, BE IT RESOLVED, that, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency hereby are acknowledged, the Parties hereto, intending to be legally bound hereby, do hereby agree as follows:

Section 1. Subscription. On the terms and subject to the conditions set forth herein, the Purchasers will purchase from the Company, and the Company will sell to the Purchasers 27,249 shares of Series B Preferred Stock for a total aggregate purchase price of $27,249,000 (the “Purchase Price”). Upon the execution of this Agreement, each Purchaser shall deliver to the Company a Subscription Agreement and shall immediately pay to the Escrow Agent (as defined below) the purchase price set forth opposite his name on Schedule A.

Section 2. Closing; Conditions to Closing; Escrow.

(a) Closing Date. The closing (the “Closing”) and settlement of the Purchasers’ purchase of the Shares shall occur upon such date (the “Closing Date”) on which each of the conditions to the

Closing set forth in this Agreement are satisfied (other than those conditions that by their nature are to be satisfied at the Closing, but subject to fulfillment or waiver of those conditions), at the offices of Alston & Bird LLP located at 1201 West Peachtree Street, Atlanta, Georgia 30309, or such other date or location as agreed by the Parties.

(b) Actions Taken at Closing. Subject to the satisfaction or waiver on the Closing Date of the applicable conditions to Closing in Section 2(c) of this Agreement, at the Closing, the Company shall (i) file with the Secretary of State of the State of Georgia an Amendment to the Company’s articles of incorporation (the “Articles of Incorporation”) (including the Charter Amendment relating to the Series B Preferred Stock), effective at and as of the Closing Date and (ii) confirm to the Purchasers that the Company’s transfer agent has reflected the Purchasers’ purchase and ownership of the Shares in the Company’s stock ledger maintained by such transfer agent against payment by the Purchasers of the Purchase Price in good and immediately available funds.

(c) Closing Conditions.

(1) The respective obligations of the Purchasers on the one hand, and the Company, on the other hand, to consummate the Closing are subject to the fulfillment or written waiver by the Purchasers and the Company prior to the Closing of the following conditions:

(i) No provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the Closing or shall prohibit or restrict the Purchasers from owning, voting, converting or exercising, the Series B Preferred Stock in accordance with the terms thereof and no lawsuit shall have been commenced by any court, administrative agency or commission or other governmental authority or instrumentality, whether federal, state, local or foreign, and any applicable industry self-regulatory organization (each a “Governmental Entity”) seeking to effect any of the foregoing;

(ii) No action, suit, or proceeding shall be pending or threatened before any Governmental Entity wherein an unfavorable order, judgment or decree would (i) prevent consummation of any of the transactions contemplated by this Agreement or the Related Agreements, or (ii) cause any of the transactions contemplated by this Agreement or the Related Agreements to be rescinded following consummation;

(iii) The Federal Reserve Bank of Atlanta shall have approved the Rebuttal of Control submitted by Mr. Gary Copeland authorizing him to acquire up to 24.9% of the voting securities of the Company;

(iv) All agreements, approvals, consents, licenses, orders, exemptions, waivers, authorizations or other actions by, or notices to, or filings with, Governmental Entities and other persons in respect of all Governmental Consents (as defined below) required to have been obtained at or prior to the Closing Date in connection with the execution, delivery or performance of this Agreement and the Related Agreements and the consummation of the transactions contemplated hereby and thereby shall have been obtained and be in full force and effect and all waiting periods in respect thereof shall have lapsed without extension or the imposition of any conditions or restrictions;

(v) The Company’s shareholders shall have approved the following actions at a duly called special meeting of such shareholders:

(A) Approval of the Offering pursuant to Nasdaq Marketplace Rule 4350 which requires stockholder approval prior to either (i) the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which equals 20% or more of the issuer’s common stock or 20% or more of the voting power outstanding before the issuance; or (ii) the sale, issuance or potential issuance by the company of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the issuer’s common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock;

(B) Approval of the sale of Series B Preferred Stock to Mr. Michael W. Lowe pursuant to Article VI of the Company’s Articles of Incorporation, which sets for the requirements with respect to “Business Combinations,” including the sale of securities by the Company to a shareholder who, prior to the proposed Business Combination, owns at least 15% of the voting securities of the Company; and

(C) Approval of the Charter Amendment increasing the number of authorized shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”), from 10,000,000 shares to 50,000,000 shares and designating the rights, preferences and other terms of the Series B Preferred Stock;

(vi) The Company’s application to participate in the U.S. Treasury Department’s Capital Purchase Program administered under the Troubled Asset Relief Program shall have been approved; and

(vii) The trading in the Company’s Common Stock shall not have been restricted or suspended by the Securities and Exchange Commission (the “Commission”), the Nasdaq Capital Market (“Nasdaq”) or any other market or exchange where such Common Stock is traded (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company).

(2) The obligation of the Purchasers to consummate the purchase of the Series B Preferred Stock to be purchased by them at the Closing is also subject to the fulfillment or written waiver by the Purchasers prior to the Closing of each of the following conditions:

(i) The representations and warranties of the Company (i) contained in Section 3 hereof, without giving effect to any materiality or material adverse effect qualifications therein, shall be true and correct at and as of the Closing Date as though made at and as of the Closing Date (except for such representations and warranties that expressly speak as of an earlier date, which representations and warranties shall be true as of such specified date) except for such failures to be true and correct as do not constitute a material adverse effect, and (ii) contained in Sections 3(a), (b), (c), and (k), shall be true and correct in all respects at and as of the Closing Date as though made at and as of the Closing Date (except for such representations and warranties that expressly speak as of an earlier date, which representations and warranties shall be true as of such specified date);

(ii) The Company shall have performed in all material respects all of the material agreements, covenants, obligations and conditions set forth herein that are required to be performed or complied with by the Company hereunder as of or prior to the Closing Date;

(iii) The Purchasers shall have received a certificate signed on behalf of the Company by a senior executive officer certifying to the effect that the conditions set forth in Section 2(c)(2)(i) and (ii) have been satisfied on and as of the Closing Date;

(iv) The Company and each of the other parties to the Related Agreements shall have executed and delivered the Related Agreements; and

(v) The Purchasers shall have received true, complete and correct copies of all certificates, instruments, and other documents of the Company required to effect the sale of the Series B Preferred Stock and the transactions contemplated hereby and in the Related Agreements, all in form and substance reasonably satisfactory to the Purchasers prior to the Closing;

(3) The obligation of the Company to consummate the Closing of the sale of the Series B Preferred Stock to the Purchasers is also subject to the fulfillment or written waiver by the Company prior to the Closing, as the case may be, of each of the following conditions:

(i) The representations and warranties of the Purchasers (i) contained in Section 4 hereof, without giving effect to any materiality or material adverse effect qualifications therein, shall be true and correct in all respects at and as of the Closing Date as though made at and as of the Closing Date (except for such representations and warranties that expressly speak as of an earlier date, which representations and warranties shall be true as of such specified date);

(ii) The Purchasers shall have performed in all material respects all of the material agreements, covenants, obligations and conditions set forth herein that are required to be performed by them hereunder as of or prior to the Closing Date;

(iii) The Purchasers and each of the other parties to the Related Agreements shall have executed and delivered the Related Agreements to which the Company is a party; and

(iv) The Company shall have received true, complete and correct copies of all certificates, instruments, and other documents of the Purchasers required to effect the sale of the Series B Preferred Stock and the transactions contemplated hereby and in the Related Agreements, all in form and substance reasonably satisfactory to the Company prior to the Closing.

(d) Escrow.

(1) In connection with the transactions contemplated hereby, the Parties shall enter into an Escrow Agreement pursuant to which Crescent Bank & Trust Company (the “Escrow

Agent”) shall agree to hold and disburse the Purchase Price upon satisfaction or waiver of each of the closing conditions set forth in Section 2(c) of this Agreement, for the benefit of the Company and the Purchasers, in accordance with the terms and conditions of this Agreement and the Escrow Agreement.

(2) No later than two business days following the execution of this Agreement, the Purchasers shall deposit with the Escrow Agent cash representing the Purchase Price opposite their names as set forth on Schedule A to this Agreement. The Parties agree that the obligation to release the Purchase Price to the Company is subject only to the terms and conditions of this Agreement and the Escrow Agreement. In the event that this Agreement is terminated pursuant to Section 7 hereof, the Purchase Price shall be disbursed to the Purchasers by wire transfer of immediately available funds to such account or accounts of the Purchasers as specified in writing to the Escrow Agent in the manner set forth in the Escrow Agreement.

Section 3. Representations and Warranties of the Company.

The Company represents and warrants to the Purchasers, as of the date of this Agreement and as of the Closing Date (except to the extent made only as of a specified date, in which case as of such date), that:

(a) Organization.

(i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Georgia with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business, and to enter into and perform its obligations under this Agreement.

(ii) Each Subsidiary of the Company listed on Schedule B hereto (each a “Subsidiary” and together, the “Subsidiaries”) has been duly formed and is validly existing as a corporation, business trust, limited liability company or limited partnership, as the case may be, in good standing under the laws of the jurisdiction in which it is chartered or organized with full power and authority (corporate and other) to own or lease, as the case may be, and to operate its properties and conduct its business.

(b) Capitalization. The authorized capital stock of the Company, prior to the Charter Amendment, consists of 10,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, par value $1.00 per share (the “Company Preferred Stock”). As of the close of business on December 31, 2008, there were approximately 5,384,547 shares of Common Stock outstanding and no shares of Company Preferred Stock outstanding. The Company has reserved 996,000 shares of Common Stock for issuance, of which, 179,462 are available for issuance, pursuant to its stock option and stock purchase plans and existing outstanding warrants. The Company has applied to sell 26,482 shares of senior preferred stock (the “Series A Preferred Stock”) and a related warrant to purchase such number of shares of Common Stock equal to 15% of the Series A Preferred Stock to the U.S. Department of Treasury in connection with its Capital Purchase Program. Except as set forth above, there are no options, warrants or other rights (including conversion, pre-emptive or other rights) or agreements outstanding to purchase any of the Company’s authorized and unissued capital stock. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. All the outstanding shares of capital stock or other ownership interests of each Subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and all outstanding shares of capital stock or other ownership interests of the Subsidiaries are owned by the Company either directly or through wholly owned Subsidiaries free and clear of any perfected security interest or any other security interests, claims, mortgages, pledges, liens, encumbrances or other restrictions of any kind.

(c) Authorization. The Company has the corporate power and authority to enter into this Agreement and each of the Related Agreements and to carry out its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and each of the Related Agreements by the Company and the consummation of the transactions contemplated hereby and thereby have been duly and unanimously approved and authorized by a properly acting and constituted Special Committee (the “Special Committee”) of the Company’s Board of Directors (the “Board of Directors”) and ratified by the Board of Directors. This Agreement and each of the Related Agreements have been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Purchasers and other parties thereto, constitute legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting creditors’ rights and general principles of equity, and except as to rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law (the “Bankruptcy and Equity Exceptions”).

(d) Governmental Consents. Other than (i) the Rebuttal of Control submitted to the Federal Reserve Bank of Atlanta by Mr. Copeland, (ii) pursuant to the federal securities laws, the securities or blue sky laws of the various states, and (iii) the Company’s application to participate in the U.S. Treasury Department’s Capital Purchase Program, no material notice to, registration, declaration or filing with, exemption or review by, or authorization, order, consent or approval of, any Governmental Entity, nor expiration or termination of any statutory waiting periods, is necessary for the consummation by the Company of the transactions contemplated by this Agreement (each, a “Governmental Consent”).

(e) Financial Statements. The Company’s Annual Report on Form 10-K for the year ended December 31, 2007, the Company’s Quarterly Reports on Form 10-Q that have been filed for all quarters ended since December 31, 2007, the definitive proxy statement for the Company’s 2008 annual meeting of shareholders, and any Current Reports on Form 8-K filed since December 31, 2007 (as such documents have since the time of their filing been amended or supplemented) together with all reports, documents and information hereafter filed with the SEC, including all information incorporated therein by reference (collectively, the “SEC Reports”) (i) complied and will comply as to form in all material respects with the requirements of the Securities Act and Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) did not contain and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited interim consolidated financial statements (including, in each case, the notes, if any, thereto), if any, included in the SEC Reports complied and will comply as to form in all material respects with the SEC’s rules and regulations with respect thereto), were prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly present (subject, in the case of the unaudited interim financial statements, to normal, recurring year-end audit adjustments not material and to the absence of footnotes) the financial position and shareholders’ equity of the Company as of the respective dates thereof and the consolidated earnings and cash flows for the respective periods then ended.

(f) Status of Securities. The shares of Series B Preferred Stock to be issued pursuant to this Agreement have been duly authorized by all necessary corporate action and, when issued and sold against receipt of the consideration therefor as provided in this Agreement and the related Subscription Agreement, such shares of Series B Preferred Stock will be validly issued, fully paid and nonassessable, will not subject the holders thereof to personal liability and will not be subject to preemptive rights of any other shareholder of the Company. The shares of Common Stock issuable upon the conversion of the Series B Preferred Stock will have been duly authorized by all necessary corporate action and when so issued upon such conversion will be validly issued, fully paid and nonassessable, will not subject the holders thereof to personal liability and will not be subject to preemptive rights of any other shareholder of the Company.

(g) No Integration. Neither the Company nor, to the Company’s knowledge, its “affiliates” (as defined in Rule 501(b) under the Securities Act) has, directly or through any agent, during the six month period ending on the date of this Agreement, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) in a manner that would cause the offer and sale of the Shares to fail to be entitled to the exemption afforded by Rule 506 of Regulation D, or otherwise under Section 4(2) of the Securities Act.

(h) Exemption from Registration; No Public Offering.

(i) Neither the offer for sale nor sale of the Shares has been or will be registered with the Commission, any state securities commission or any other regulatory authority, nor have any of the foregoing passed upon or endorsed the merits of the Offering. The Shares are to be offered for sale, and sold in reliance upon the exemptions from the registration requirements of Section 5 of the Securities Act provided by the provisions of Regulation D. The Company has conducted and will continue to conduct the Offering in compliance with the requirements of Regulation D, and the Company will file all appropriate notices of the Offering with the Commission.

(ii) Neither the Company nor, to the Company’s knowledge, its affiliates has engaged, in connection with the Offering, (i) in any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D, (ii) in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, or (iii) in any action which would violate applicable state securities, or “blue sky,” laws.

(i) Litigation and Other Proceedings. There is no pending or, to the knowledge of the Company, threatened, claim, action, suit, investigation or proceeding, against the Company or any of its Subsidiaries or to which any of their assets are subject, nor is the Company or any of its Subsidiaries subject to any order, judgment or decree, in each case except as would not reasonably be expected to have a material adverse effect. Except as would not reasonably be expected to have a material adverse effect, there is no unresolved violation, criticism or exception by any Governmental Entity with respect to any report or relating to any examinations or inspections of the Company or any of its Subsidiaries.

(j) Compliance with Laws; Insurance.

(i) The Company and each of its Subsidiaries have all material permits, licenses, franchises, authorizations, orders and approvals of, and have made all filings, applications and registrations with, Governmental Entities that are required in order to permit them to own or lease their properties and assets and to carry on their business as presently conducted and that are material to the business of the Company or such Subsidiaries. The Company and each of its Subsidiaries has complied in all material respects and is not in default or violation in any respect of, and none of them is, to the knowledge of the Company, under investigation with respect to or, to the knowledge of the Company, has been threatened to be charged with or given notice of any material violation of, any applicable material domestic (federal, state or local) or foreign law, statute, ordinance, license, rule, regulation, policy or guideline, order, demand, writ, injunction, decree or judgment of any Governmental Entity, other than such noncompliance, defaults or violations that would not reasonably be expected to have a material adverse effect. Except for statutory or regulatory restrictions of general application, no Governmental Entity has placed any material restriction on the business or properties of the Company or any Company Subsidiary.

(ii) The Company and each of its Subsidiaries are presently insured, and during each of the past five calendar years (or during such lesser period of time as the Company has owned such Company Subsidiary) have been insured, for reasonable amounts with financially sound and reputable insurance companies against such risks as companies engaged in a similar business would, in accordance with good business practice, customarily be insured.

(k) Anti-takeover Provisions Not Applicable. The Board of Directors and the Special Committee have taken all necessary action to ensure that the transactions contemplated by this Agreement and any of the transactions contemplated hereby will be deemed to be exceptions to the provisions of the Georgia Business Corporation Act, including Sections 14-2-1111 and 14-2-1132 thereunder, and that any other similar “moratorium,” “control share,” “fair price,” “takeover” or “interested shareholder” law does not and will not apply to this Agreement or to any of the transactions contemplated hereby.

(l) Brokers and Finders. Except as disclosed in Schedule 3(l) to this Agreement, neither the Company nor any of its Subsidiaries nor any of their respective officers, directors, employees or agents has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder’s fees, and no broker or finder has acted directly or indirectly for the Company or any of its Subsidiaries, in connection with this Agreement or the transactions contemplated hereby.

Section 4. Representations and Warranties of the Purchasers.

Each of the Purchasers hereby represents and warrants to the Company, as of the date of this Agreement and as of the Closing Date (except to the extent made only as of a specified date, in which case as of such date), that:

(a) Reliance on Purchaser Representations and Warranties. The Purchaser acknowledges that the Company is making the Offering in reliance upon an exemption from the registration requirements of the Securities Act pursuant to Regulation D. The Purchaser also acknowledges that the Company is availing itself of this exemption in reliance, in part, upon the Purchaser’s representations, warranties and agreements contained in this Agreement and the related Subscription Agreement and that the basis for such exemptions may not be present if, notwithstanding the representations, the Purchaser intends to acquire the Shares for resale on the occurrence or non-occurrence of some predetermined event. The Purchaser is not aware of any fact or circumstance that would render any of the representations, warranties, covenants and agreements contained in this Agreement or the related Subscription Agreement to be incorrect or inaccurate, or to form a basis for the Company not to rely thereupon.

(b) Accredited Investor Status. The Purchaser is an “accredited investor,” as defined in Rule 502(c) of Regulation D.

(c) Investment Intent. The Purchaser has no present intention of reselling the Shares, or any direct or indirect interest therein, or of effecting a “distribution” (as such term is defined in the Securities Act) of the Shares in violation of U.S. securities laws. The Shares are being acquired solely for the Purchaser’s own account, for investment.

(d) Confidential Access to Information. The Purchaser acknowledges that, prior to executing this Agreement, the Purchaser has had the opportunity to ask questions of and receive answers or obtain additional information from a representative of the Company concerning the financial and other affairs of the Company and the terms and conditions of the Offering, and, to the extent the Purchaser believes necessary in light of his knowledge of the Company’s affairs, has asked these questions and received satisfactory answers and/or additional requested information. The Purchaser has had access to all additional information necessary to verify the accuracy of the information set forth in this Purchase Agreement, the SEC Reports, and other documents and agreements related to an investment in the Shares, and has taken all the steps necessary to evaluate the merits and risks of an investment as proposed hereby. The Purchaser further acknowledges that he has been provided with such due diligence and other materials as the Purchaser has requested from the Company for purposes of making his or her investment decision. The Purchaser acknowledges that he has been provided access to material, non-public information and that the Purchaser will keep all such information confidential in accordance with Section 6(b) of this Agreement. Further, the Purchaser acknowledges and understands the fact that the Company is seeking to effect the private placement of the Shares is material non-public information and disclosure of such information or use of such information by the Purchaser or anyone receiving such information from the Purchaser in connection with the purchase, sale or trade of the Company’s securities (other than use by the Purchaser in acquiring the Shares), or any hedging, derivative or similar transactions or activities involving the Company’s securities, is a violation of securities laws. Neither such inquiries nor any other due diligence investigation conducted by such Purchaser or any of its advisors or representatives shall modify, amend or affect such Purchaser’s right to rely on the Company’s representations, warranties and covenants contained herein or in the other Related Agreements. The Purchaser has not distributed any information relating to the Offering to any person other than his professional advisers.

(e) Financial Projections. The Purchaser acknowledges that any financial projections previously provided to the Purchaser are based on numerous assumptions and estimates by management as to future events, and that the Company makes no representation or warranty as to the accuracy or correctness of such projections. The Purchaser has made an independent examination of, and judgment with respect to, the Company’s prospects and the Shares and has been advised by the Company that the Purchaser should consult with his own legal, financial and other third party professional advisors with respect to the purchase of the Shares. The Purchaser acknowledges that legal advice has been provided to the Company by Alston & Bird LLP, and that such law firm has neither provided advice to the Purchasers nor performed any due diligence on their behalf. The Purchaser also acknowledges that neither the Company, nor its directors, officers, agents or any other person has promised, represented, or guaranteed: (i) the safety of any investment in the Company or the Shares; (ii) that the Company will be profitable; (iii) that any particular investment return will be achieved; or (iv) the profitability of any investment return.

(f) Independent Investigation. The Purchaser is not acquiring the Shares based upon any representation, oral or written, by any person with respect to the Company, but rather upon an independent examination and judgment as to the prospects of the Company

(g) Access to Third Party Professionals and Advisors. In considering an investment in the Shares, the Purchaser has retained and consulted, or has had the opportunity to retain and consult, with his or her own legal counsel, accountants, tax advisors, investment advisors and other third party professionals, and is not relying upon the Company, its affiliates or their respective officers, directors or third party representatives in making an investment decision with respect to the purchase of the Shares.

(h) Financial Sophistication. The Purchaser is familiar with the business in which the Company is or will be engaged, and, based upon his knowledge and experience in financial and business matters, the Purchaser is familiar with the investments of the type that he is undertaking to purchase in this Agreement; the Purchaser is fully aware of the problems and risks involved in making an investment of this type; and the Purchaser is capable of evaluating the merits and risks of this investment.

(i) Investment Risk. The Purchaser can financially bear the economic risk of this investment, including the ability to hold the Shares for an indefinite period or to bear a complete loss of this investment. The Purchaser also has adequate means of providing for current financial and other needs and possible contingencies, and has no need for liquidity of this investment in the Shares. The Purchaser understands that the Shares, or any portion of the Shares, are not deposits or savings accounts and are not insured by the Federal Deposit Insurance Corporation or any other government agency and are subject to loss of value.

(j) Tax Matters. The Purchaser is a person for purposes of U.S. income taxation, and the social security number and principal address set forth in the Subscription Agreement, including the Substitute Form W-9, are true and complete. The Purchaser has no present intention of becoming a resident of any state or jurisdiction other than as indicated in the Subscription Agreement. The Purchaser agrees to notify the Company within 60 days after the date on which he becomes a nonresident alien is not acquiring the Shares with a view to realizing any benefit under U.S. federal income tax laws and no representations have been made to the Purchaser that any such benefits will be available as a result of his acquisition, ownership, or disposition of the Shares. The Purchaser understands that this representation may be disclosed to the Internal Revenue Service by the Company and that any false statement contained herein could be punished by fine, imprisonment, or both.

(k) Restrictive Legend.

(i) The Purchaser understands that the certificates evidencing the Shares, will bear the following legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES, OR “BLUE SKY,” LAWS OF ANY STATE OR OTHER DOMESTIC OR FOREIGN JURISDICTION. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO A REGISTRATION STATEMENT IN EFFECT UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR A WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE FOR SUCH TRANSACTIONS UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS.

IN ADDITION, THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTIONS 10-5-9 AND 10-5-11, AS APPLICABLE, OF THE GEORGIA SECURITIES ACT OF 1973, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.”

(ii) In addition, the Purchasers acknowledge that each certificate for Shares shall bear any additional legend required by any other applicable domestic or foreign securities or blue sky laws.

(iii) The Company will direct its transfer agent and registrar to maintain stop transfer instructions on record for the Shares until it has been notified by the Company, upon the advice of counsel, that such instructions may be waived consistent with the Securities Act and applicable domestic and foreign securities laws. Such stop transfer instructions will limit the method of sale of the Shares, consistent with Rule 144 or other available exemptions from registration under the Securities Act. Any transfers other than pursuant to a registration statement under the Securities Act will require an opinion of counsel reasonably satisfactory to the Company and its counsel prior to such transfers.

(l) Restrictions on Transferability. The Purchaser is aware that (i) there are substantial restrictions on the transferability of the Shares and that the Shares cannot be resold unless they are registered under the Securities Act (and applicable state securities laws) or unless an exemption from registration is available; (ii) there will be no public market for the Shares until such time as they are (x) registered under the Securities Act and listed for quotation on the Nasdaq Capital Market or another stock exchange or (y) converted to shares of Common Stock which are then registered under the Securities Act and listed for quotation on the Nasdaq Capital Market or another stock exchange; and (iii) the Purchase will be an “affiliate” of the Company as defined in Rule 405 under the Securities Act and, pursuant to Rule 144 under the Securities Act, it will be subject to the volume and manner of sale limitations contained in Rule 144.

(m) Change in Control. The Purchaser understands that the Offering may result in a “Change in Control” under the Company’s 2001 Long-Term Incentive Plan, the Director Plans, the Supplemental Retirement Plan, and the Executive Change in Control Agreements, which could result in the immediate vesting of the awards under such plans.

(n) No Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency or authority has passed upon or made any recommendation or endorsement whatsoever with respect to the Shares.

(o) Residency. The Purchaser is a resident of the jurisdiction set forth immediately below such Purchaser’s name on his Subscription Agreement.

(p) No Manipulation. Neither the Purchaser nor, to the Purchaser’s knowledge, any of its affiliates has taken, or presently plans to take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted, under the Exchange Act, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(q) Registration of Common Stock. The Purchaser acknowledges that, in connection with the resale of shares of Common Stock into which the Series B Preferred Stock is convertible pursuant to a registration statement called for under the Registration Rights Agreement, the Purchasers may be deemed to be statutory underwriters as defined in Section 11 of the Securities Act and subject to liability thereunder.

Section 5. Covenants.

(a) Filings; Other Actions. The Purchasers, on the one hand, and the Company, on the other hand, will cooperate and consult with the other and use reasonable best efforts to prepare and file all necessary documentation, to effect all necessary applications, notices, petitions, filings and other documents, and to obtain all necessary permits, consents, orders, approvals and authorizations of, or any exemption by, all third parties and Governmental Entities, and the expiration or termination of any applicable waiting periods, necessary or advisable to consummate the transactions contemplated by this Agreement, and to perform the covenants contemplated by this Agreement. Each Party shall execute and deliver both before and after the Closing such further certificates, agreements and other documents and take such other actions as the other parties may reasonably request to consummate or implement such transactions or to evidence such events or matters. Mr. Copeland shall file a Rebuttal of Control with the Federal Reserve Bank of Atlanta requesting approval to acquire up to 24.9% of the voting securities of the Company. The Purchasers shall use their reasonable best efforts to obtain approval and acceptance of such filings as promptly as possible, including without limitation responding fully to all requests for additional information from the Federal Reserve Bank of Atlanta, and providing such other information or commitments as the Federal Reserve Bank of Atlanta may require as a condition to approving and accepting such notices. The Purchasers and the Company will have the right to review in advance, and to the extent practicable each will consult with the other, in each case subject to applicable laws relating to the exchange of information, all the information relating to such other party, and any of their respective affiliates, which appears in any filing made with, or written materials submitted to, any third party or any Governmental Entity in connection with the transactions to which it will be party contemplated by this Agreement. In exercising the foregoing right, each of the parties hereto agrees to act reasonably and as promptly as practicable. Each party hereto agrees to keep the other party apprised of the status of matters referred to in this Section 5(a). Each of the Purchasers and the Company shall promptly furnish the other with copies of written communications received by it from, or delivered by any of the foregoing to, any Governmental Entity in respect of the transactions contemplated by this Agreement (other than any portions thereof that relate to confidential supervisory matters).

(b) Conduct of Business. Prior to the earlier of the Closing Date and the termination of this Agreement pursuant to Section 7(b) (the “Pre-Closing Period”), the Company shall, and shall cause each of its Subsidiaries to, use commercially reasonable efforts to carry on its business in the ordinary course of business and use reasonable best efforts to maintain and preserve its and such Subsidiary’s business (including its organization, assets, properties, goodwill and insurance coverage) and preserve its business relationships with customers, strategic partners, suppliers, distributors and others having business dealings with it; provided that nothing in this sentence shall limit or require any actions that the Company’s Board of Directors may, in good faith, determine to be inconsistent with their duties or the Company’s obligations under applicable law; provided further, that the Parties agree that any action taken by the Company at he direction of the regulators or in connection with the transactions contemplated by this Agreement are expressly permitted.

(c) Reasonable Best Efforts. Upon the terms and subject to the conditions herein provided, except as otherwise provided in this Agreement, each of the Parties hereto agrees to use its reasonable best efforts to take or cause to be taken all action, to do or cause to be done and to assist and cooperate with the other party hereto in doing all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated hereby, including but not limited to: (i) the satisfaction of the conditions precedent to the obligations of the parties hereto; (ii) the obtaining of applicable Government Consents, and consents, waivers and approvals of any third parties (including Governmental Entities); (iii) the defending of any claim, action, suit, investigation or proceeding, whether judicial or administrative, challenging this Agreement or the Related Agreements or the performance of the obligations hereunder and thereunder; and (iv) the execution and delivery of such instruments, and the taking of such other actions as the other parties hereto may reasonably request in order to carry out the intent of this Agreement and the Related Agreements. Notwithstanding the foregoing, neither the Company nor the Purchasers shall be obligated to make any payments or otherwise pay any consideration to any third party to obtain any applicable consent, waiver or approval (including the execution by any third party to the Related Agreements) other than any payment to a Governmental Entity necessary for the satisfaction of the conditions contained in Section 2 hereof.

Section 6 Additional Agreements.

(a) Reservation for Issuance. The Company will at all times reserve that number of shares of Common Stock sufficient for issuance upon conversion of Series B Preferred Stock owned at by the Purchasers without regard to any limitation on such conversion.

(b) Confidentiality. Except as may be required by law or regulatory authority, the Company and each of the Purchasers agrees to keep the terms of this Agreement or the Offering, any discussions or negotiations concerning the terms of this Agreement or the Offering, and any materials or information provided to any Party in connection herewith, strictly confidential and agrees not to disclose such information to any third party other than its attorneys and such advisors as are reasonably necessary in connection with the completion of the Offering; provided, however, that such attorneys and other advisors similarly agree to maintain such information in strict confidence. Notwithstanding the foregoing, this Agreement may be provided by the Company and/or Crescent Bank & Trust Company to their respective regulatory agencies on a confidential basis, including, without limitation, in connection with the Company’s application to participate in the U.S. Treasury Department’s Capital Purchase Program administered under the Troubled Asset Relief Program.

(c) Indemnification. The Purchasers recognize that the offer and sale of the Shares to the Purchasers is based upon the representations and warranties of the Purchasers contained in this Agreement and the Related Agreements, and such Purchasers hereby agree to indemnify the Company, its officers, directors, and affiliates and anyone acting on their behalf with respect to the offer and sale of the Shares, and to hold each of such persons harmless against all losses, damages, liabilities, costs or expenses (including reasonable attorney’s fees) arising by reason of or in connection with any misrepresentation or any breach of such warranties by the Purchaser, or rising as a result of the sale or distribution of the Shares by the Purchasers in violation of the Securities Act, applicable state securities laws, or any other applicable law. This indemnification obligation shall be several and not joint. The Purchasers acknowledge and agree that this Agreement and the Related Agreements and the representations and warranties contained herein and therein shall be binding upon the Purchasers’ heirs, legal representatives, successors and assigns.

Section 7. Termination.

(a) This Agreement may be terminated prior to the Closing:

(i) by mutual written agreement of the Company and the Purchasers;

(ii) by any party, upon written notice to the other parties, in the event that the Closing does not occur on or before April 30, 2009; provided, however, that the right to terminate this Agreement pursuant to this Section 7(a) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to such date; or

(iii) by any party, upon written notice to the other parties, in the event that any Governmental Entity shall have issued any order, decree or injunction or taken any other action restraining, enjoining or prohibiting any of the transactions contemplated by this Agreement, and such order, decree, injunction or other action shall have become final and nonappealable.

(b) Effects of Termination. In the event of any termination of this Agreement as provided in Section 7(a), this Agreement (other than Section 6(b) and Section 8, which shall remain in full force and effect) shall forthwith become wholly void and of no further force and effect; provided that nothing herein shall relieve any party from liability for intentional breach of this Agreement.

Section 8. Miscellaneous.

(a) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD FOR THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

(b) Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(c) Notice. All notices, requests and other communications under this Agreement must be in writing and will be deemed to have been duly given upon receipt to the Parties at the following addresses or facsimiles (or at such other address or facsimile for a party as shall be specified by the notice):

If to the Company:

Crescent Banking Company

7 Caring Way

Jasper, Georgia

Attention: Leland W. Brantley, Jr.

Facsimile: (678) 454-2282

With a copy (which shall not constitute notice) to:

Alston & Bird LLP

One Atlantic Center

1201 W. Peachtree Street

Atlanta, Georgia 30309-3424

Attention: Mark C. Kanaly

Facsimile: 404-253-8390

If to the Purchasers:

See Schedule A to this Agreement for Purchaser contact information.

(d) Entire Agreement. This Agreement constitutes the sole and entire agreement among the Parties to this Agreement with respect to the subject matter of this Agreement, and supersedes all prior and contemporaneous agreements and understandings, written or oral, with respect to the subject matter hereof.

(e) Waiver. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. No waiver by any Party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

(f) Amendment; Modification. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each Party to this Agreement.

(g) Specific Performance. The Parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

(h) Counterparts and Facsimile. This Agreement may be executed in any number of counterparts, by facsimile or otherwise, all of which will constitute one and the same instrument. Executed signature pages to this Agreement may be delivered by facsimile and such facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

(i) Headings. The headings in this Agreement are for convenience of reference only, and they shall not limit or otherwise affect the interpretation of any term or provision hereof.

(j) Successors and Assigns; Assignment. This Agreement and the rights, powers and duties set forth herein shall, except as set forth herein, bind and inure of the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the Parties hereto. The Parties hereto may not assign any of their respective rights or interests in and under this Agreement without the prior express written consent of the other Party, and any attempted assignment without any such consent shall be void and without effect.

(k) No Third Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person or entity other than the parties hereto, any benefit right or remedies, except that the provisions of Section 6(c) shall inure to the benefit of the persons referred to in that Section.

(l) Severability. If any part of this Agreement is held by a court of competent jurisdiction to be unenforceable, illegal or invalid, the balance of this Agreement shall remain in full force and effect unaffected by such unenforceability, illegality or invalidity.

(m) Expenses. Each of the Parties will bear and pay all other costs and expenses incurred by it or on its behalf in connection with the transactions contemplated pursuant to this Agreement.

[Remainder of page intentionally left blank; signatures on following page(s).]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first above written.

CRESCENT BANKING COMPANY

/s/ Leland W. Brantley, Jr.
Leland W. Brantley, Jr.
Chief Financial Officer

PURCHASERS

/s/ J. Donald Boggus, Jr.
J. Donald Boggus, Jr.

/s/ R. Gary Copeland
R. Gary Copeland

/s/ Michael W. Lowe
Michael W. Lowe

/s/ Richard Combs
Richard Combs

/s/ Ryker Lowe
Ryker Lowe

/s/ A. Bradley Rutledge
A. Bradley Rutledge

/s/ Bonnie Boling
Bonnie Boling

/s/ Parke Day
Parke Day

[Signatures continued on the following page]

[Signature Page to Series B Preferred Stock Purchase Agreement]

/s/ Lorrie L. Shaw
Lorrie L. Shaw

/s/ Anthony N Stancil
Anthony N Stancil

/s/ Leland W. Brantley, Jr.
Leland W. Brantley, Jr.

/s/ Donald S. Shapleigh
Donald S. Shapleigh

/s/ Brian G. Whelan
Brian G. Whelan

/s/ Richard Zorn
Richard Zorn

[Signature Page to Series B Preferred Stock Purchase Agreement]

Schedule A

Purchasers

Name, Address and Facsimile (in the State of Principal Residence) of Purchaser	Purchase Price
J. Donald Boggus, Jr.	$2,000,000

R Gary Copeland	$12,000,000

Michael W. Lowe	$12,000,000

Richard Combs	$1,000,000

Ryker Lowe	$100,000

A. Bradley Rutledge	$1,000

Bonnie Boling	$10,000

Parke Day	$64,000

Name, Address and Facsimile (in the State of Principal Residence) of Purchaser	Purchase Price
Lorrie L Shaw	$10,000

Anthony N Stancil	$10,000

Leland W Brantley, Jr.	$3,000

Donald S. Shapleigh	$25,000

Brian G Whelan	$25,000

Richard Zorn	$1,000

Total:	$27,249,000.00

Schedule B

Subsidiaries

Name of Subsidiary	Jurisdiction of Organization
Crescent Bank & Trust Company	GA
Crescent Mortgage Services	GA

Schedule 3(l)

Brokers and Finders

On November 4, 2008, the Company entered into an engagement letter (the “Engagement Letter”) with FIG Partners, LLC (“FIG”) with respect to the Company’s consideration of any number of strategic transactions, including, without limitation, a securities offering such as the Offering contemplated by the Agreement, involving the Company and one or more third parties to be identified by FIG. Prior to Closing, the Company and FIG shall enter into a Letter Agreement (the “Letter Agreement”) amending the terms of the Engagement Letter. Pursuant to the proposed Letter Agreement, the Company shall agree to pay FIG a one time fee in consideration of its advisory services in connection with the consideration of various strategic alternatives. The Letter Agreement shall provide that FIG will not be entitled to any commission or other fee in connection with the sale of any securities by the Company to Mr. Gary Copeland or Mr. Richard Combs. No fees or commissions shall be due or payable to FIG in connection with the Offering.

Exhibit A

CRESECENT BANKING COMPANY

ARTICLES OF AMENDMENT

to the

ARTICLES OF INCORPORATION

Crescent Banking Company, a corporation organized and existing under the laws of the State of Georgia (the “Corporation”), in accordance with the provisions of Section 14-2-1006 of the Georgia Business Corporation Code, hereby amends the Corporation’s Articles of Incorporation (as amended, the “Articles”) as follows:

ARTICLE I

The name of the Corporation is “Crescent Banking Company.”

ARTICLE II

Section 2.1 of the Articles is hereby amended and restated in its entirety as follow:

“Section 2.1. The Corporation shall have the authority to be exercised by the Board of Directors, or a duly authorized committee thereof, to issue not more than 50,000,000 shares of common stock, par value $1.00 per share (the “Common Stock”), and 1,000,000 shares of preferred stock, par value $1.00 per share (the “Preferred Stock”).”

ARTICLE III

These Articles of Amendment hereby add the following Sections 2.4 and 2.5 to the Articles, to designate and set forth the designations, preferences, limitations and relative rights of a new series of Preferred Stock. Any terms used but not defined in this Article III shall have the meanings set forth in the Articles:

“Section 2.4. [Reserved]

Section 2.5. Series B Preferred Stock

(a) Designation. The distinctive designation of the series of Preferred Stock established hereby shall be the “Series B Floating-Rate Cumulative Convertible Perpetual Preferred Stock” (the “Series B Preferred Stock”).

(b) Number of Shares. The total number of shares of Series B Preferred Stock shall be 27,249 shares. The Series B Preferred Stock shall have a $1.00 par value per share and a liquidation preference of $1,000 per share.

(c) Definitions. Unless the context or use indicates another meaning or intent, the following terms shall have the following meanings, whether used in the singular or the plural:

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Applicable Conversion Price” means the Conversion Price in effect at any given time.

“Board of Directors” means the Board of Directors of the Corporation.

“Business Day” means any day, other than a Saturday or a Sunday, that is neither a legal Federal holiday nor a day on which banking institutions in New York, New York or Atlanta, Georgia are authorized or required by law, regulation or executive order to close.

“Conversion at the Option of the Corporation Date” has the meaning set forth in Section 2.5(i)(2).

“Conversion Date” has the meaning set forth in Section 2.5(i)(1).

“Conversion Price” means the Initial Conversion Price, subject to adjustment as set forth herein.

“Dividend Period” means each period from and including a Payment Date (or the Original Issue Date for the first Dividend Period) to but excluding the next Payment Date.

“Dividend Rate” has the meaning set forth in Section 2.5(d)(2)(i).

“Exchange Property” has the meaning set forth in Section 2.5(k)(1).

“Ex-Date”, when used with respect to any issuance or distribution, means the first date on which the Common Stock or other securities trade without the right to receive the issuance or distribution giving rise to an adjustment to the Conversion Price (after the declaration thereof) pursuant to Section 2.5(i).

“Holder” means the Person in whose name the shares of the Series B Preferred Stock are registered, which may be treated by the Corporation as the absolute owner of the shares of Series B Preferred Stock for the purpose of making payment and settling the related conversions and for all other purposes.

“Initial Conversion Price” means $4.22.

“Junior Securities” has the meaning set forth in Section 2.5(m).

“Liquidation” has the meaning set forth in Section 2.5(e)(1).

“Liquidation Preference” means, as to the Series B Preferred Stock, $1,000 per share (as adjusted for any split, subdivision, combination, consolidation, recapitalization or similar event with respect to the Series B Preferred Stock).

“Notice of Conversion at the Option of the Corporation” has the meaning set forth in Section 2.5(i)(2).

“Original Issue Date” means the date on which shares of the Series B Preferred Stock are first issued.

“Payment Date” has the meaning set forth in Section 2.5(d)(1).

“Parity Securities” has the meaning set forth in Section 2.5(m).

“Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company or trust.

“Record Date” has the meaning set forth in Section 2.5(d)(1).

“Reorganization Event” has the meaning set forth in Section 2.5(k)(1).

“Series A Preferred Stock” means the Corporation’s Series A Fixed Rated Cumulative Perpetual Preferred Stock issued to the U.S. Department of the Treasury in connection with its Capital Purchase Program administered under the Troubled Asset Relief Program.

(d) Dividends.

(1) The Holders shall be entitled to receive, as, if and when declared by the Board of Directors, or a duly authorized committee thereof, out of assets of the Corporation legally available under Georgia law for the payment of dividends, cumulative cash dividends at the rate set forth below in this Section 2.5(d) applied to the $1,000 liquidation preference per share. Such dividends shall be payable quarterly, in arrears, as, if and when declared by the Board of Directors, or a duly authorized committee thereof, on March 31, June 30, September 30, and December 31 (the “Payment Dates”) commencing on June 30, 2009; provided that if any such Payment Date is not a Business Day, then the Payment Date will be the next succeeding day that is a Business Day, unless such day falls in the next calendar month, in which case the Payment Date will be the immediately preceding Business Day. No interest or additional dividends or other sums shall accrue or be payable on the amount so payable from the Payment Date to such next succeeding Business Day. Dividends will be payable to the Holders as they appear in the shareholder records of the Corporation at the close of business on the applicable record date, which shall be the 15th day of the calendar month in which the Payment Date falls or on such other date designated by the Board of Directors, or a duly authorize committee thereof, for the payment of dividends that is not more than 45 nor less than 15 days prior to the applicable Payment Date (each, a “Record Date”).

(2) (i) The dividend rate on the shares of Series B Preferred Stock for each Dividend Period shall be a floating rate per annum (the “Dividend Rate”) equal to the prime rate as reported by the Wall Street Journal’s bank survey, plus 3.25%.

(ii) Dividends on the Series B Preferred Stock shall (if and when declared, as herein provided) be computed on the basis of a 360-day year and the actual number of days elapsed in each Dividend Period. Accordingly, the amount of dividends payable per share for each Dividend Period for the Series B Preferred Stock shall (if and when declared, as herein provided) be equal to the product of (x) the Dividend Rate, (y) $1,000 and (z) a fraction, the numerator of which will be the actual number of days elapsed in such Dividend Period, and the denominator of which will be 360. The amount of dividends payable on the Series B Preferred Stock shall be rounded to the nearest cent, with one-half cent being rounded upwards.

(3) Dividends on the Series B Preferred Stock shall be cumulative and shall accrue whether or not (i) the Corporation has earnings, (ii) there are funds legally available for the payment of such dividends, (iii) such dividends are declared by the Board of Directors, or a duly authorized committee thereof, or (iv) any agreements to which the Corporation is a party or regulations to which the Corporation is subject prohibit the payment of dividends. Any dividend payment made on the Series B Preferred Stock shall first be credited against the earliest accrued but unpaid dividends due with respect to such Series B Preferred Stock that remains payable. No interest or sum of money in lieu of interest shall be payable in respect of any dividend payment or payments on the Series B Preferred Stock that may have been cumulated or accrued and is in arrears.

(4) Without limiting the rights set forth in Section 2.5(d)(2), no dividends on the Series B Preferred Stock shall be declared by the Board of Directors, or a duly authorized committee thereof, or paid or set apart for payment by the Corporation at such time as the terms and provisions of any agreement of the Corporation, including any agreement relating to its indebtedness and any related waiver or amendment thereto, prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment is restricted or prohibited by law.

(5) Whenever dividends on the Series B Preferred Stock are in arrears, the Corporation shall not declare or pay, or set apart for payment, dividends with respect to, or redeem, purchase or acquire any of, its Parity Securities or Junior Securities, other than (i) redemptions, purchases or other acquisitions of Junior Securities in connection with any benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants or in connection with a dividend reinvestment or shareholder stock purchase plan, (ii) any declaration of a dividend in connection with any shareholders’ rights plan, or the issuance of rights, stock or other property under any shareholders’ rights plan, or the redemption or repurchase of rights pursuant thereto, (iii) conversions into or exchanges for other Junior Securities and cash solely in lieu of fractional shares of the Junior Securities, and (iv) redemptions or purchases of or dividends on the Series A Preferred Stock, which shall continue to accrue and be payable in accordance with their terms. If dividends payable pursuant to Section this 2.5(d) for any Payment Date are not paid in full, and there are issued and outstanding shares of Parity Securities with the same Payment Date, then all dividends declared on shares of the Series B Preferred Stock and such Parity Securities on such date shall be declared pro rata so that the respective amounts of such dividends shall bear the same ratio to each other as full quarterly dividends per share payable on the shares of the Series B Preferred Stock pursuant to this Section 2.5(d) and all such Parity Securities otherwise payable on such Payment Date (subject to their having been declared by the Board of Directors out of legally available funds and including, in the case of any such Parity Securities that bear cumulative dividends, all accrued but unpaid dividends) bear to each other.

(6) No dividends may be declared or paid or set aside for payment on any shares of Series B Preferred Stock if at the same time any arrears exists in the payment of dividends on any outstanding class or series of stock of the Corporation ranking, as to the payment of dividends, prior to the Series B Preferred Stock.

(7) All dividends paid with respect to shares of the Series B Preferred Stock shall be paid pro rata to the holders of such shares entitled thereto. The Holders shall not be entitled to any dividend, whether payable in cash, property or shares of any class or series (including the Series B Preferred Stock), in excess of the full cumulative dividends on the Series B Preferred Stock as provided herein. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series B Preferred Stock which may be in arrears.

(e) Liquidation Preference.

(1) Upon any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation (each, a “Liquidation”), the Holders shall be entitled to be paid out of the assets of the Corporation legally available for distribution to its shareholders a liquidation preference of $1,000 per share of Series B Preferred Stock, plus an amount equal to any accrued or accumulated, but unpaid dividends through and including the date of payment to the Holders (whether or not such dividends have been declared by the Board of Directors or a duly authorized committee thereof), before any distribution or payment shall be made to holders of shares of Common Stock or any other class or series of capital stock of the Corporation ranking junior to the Series B Preferred Stock as to liquidation rights. In the event that, upon such Liquidation, the available assets of the Corporation are insufficient to pay the amount of the liquidating distributions on all outstanding shares of Series B Preferred Stock and the corresponding amounts payable on all Parity Securities having the same liquidation preference, then the Holders and all other such classes or series of Parity Securities shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled, and the Holders will not be entitled to any further participation in any distribution of assets by the Corporation.

(2) Written notice of any Liquidation, stating the payment date or dates and the place or places on and at which the amounts distributable as a result thereof shall be payable, shall be given by first class mail, postage paid, not less than 30 nor more than 60 days prior to the first payment date stated therein, to each Holder of shares of Series B Preferred Stock at the respective addresses of such Holders as they appear on the Corporation’s stock transfer records.

(3) After payment to the Holders of the full liquidation amounts provided in this Section 2.5(e), the Holders, as such, will have no right or claim to any of the remaining assets of the Corporation.

(4) For purposes of this Section 2.5(e), the Corporation’s consolidation or merger with or into any other corporation or corporations, the sale or pledge of all or substantially all of the Corporation’s or its subsidiaries’ assets, or the sale of a controlling interest of the Corporation’s capital stock is not a Liquidation.

(f) Maturity. The Series B Preferred Stock shall be perpetual unless converted in accordance with these Articles.

(g) Redemption. The Series B Preferred Stock shall not be subject to mandatory redemption, sinking fund or other similar provisions.

(h) Conversion.

(1) Right to Convert. Shares of the Series B Preferred Stock shall be convertible, at the option of the a Holder or the Corporation, at any time on or after [•], 2011, into shares of Common Stock as set forth below. A Holder or the Corporation may elect to convert all or any portion of their respective shares of Series B Preferred Stock in accordance with Section 2.5(h)(3) below. The number of shares of Common Stock into which a share of Series B Preferred Stock shall be convertible shall be determined by dividing the Liquidation Preference by the Applicable Conversion Price (subject to the conversion procedures of Section 2.5(i) hereof).

(2) Accrued but Unpaid Dividends at Conversion. Upon conversion of any shares of Series B Preferred Stock, the Holders shall have the right to receive an additional number of fully paid and non-assessable shares of Common Stock equal to the amount of all accrued and unpaid dividends on such share of Series B Preferred Stock (other than previously declared dividends payable to a holder of record on a prior Record Date which dividends shall be paid by the Corporation to such holder on the next Payment Date) to the Conversion Date, whether or not declared, divided by the applicable Conversion Price.

(3) Partial Conversion.

(i) If the Corporation elects to cause less than all the shares of the Series B Preferred Stock to be converted pursuant to Section 2.5(h)(1), then the shares so converted shall be converted on a pro rata basis.

(ii) A Holder may elect to cause less than all of the shares of Series B Preferred Stock held by such Holder to be converted pursuant to Section 2.5(h)(1), regardless of whether any other Holders elect to convert their shares of Series B Preferred Stock.

(i) Conversion Procedures.

(1) Holder Conversion Procedures. Before any Holder of shares Series B Preferred Stock shall be entitled to convert the same into shares of Common Stock, such Holder shall surrender the certificate or certificates therefore (to the extent that such shares were issued in certificate form), duly endorsed, at the office of the Corporation or of any transfer agent for such Series B Preferred Stock, and shall give written notice to the Corporation at its principal corporate office of the election to convert the same and shall state therein the name or names in which the shares of Common Stock are to be issued and the number of shares of Series B Preferred Stock that the Holder is converting. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such Holder, or to the nominee or nominees of such Holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid or, in the event such shares of Common Stock are not certificated, a notice of issuance of such shares executed by an authorized officer of the Corporation. Except as otherwise provided in Section 2.5(h), such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Preferred Stock to be converted, and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date (the “Conversion Date”). If the conversion is in connection with an underwritten registered offering of securities, the conversion may, at the option of any holder tendering shares of Series B Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the Persons entitled to receive the Common Stock upon conversion of shares of Series B Preferred Stock shall not be deemed to have converted such shares until immediately prior to the closing of such sale of securities.

(2) Corporation Conversion Procedures. In order for the Corporation to exercise the conversion right described in Section 2.5(h), the Corporation shall provide notice of such conversion to the applicable Holder (such notice, a “Notice of Conversion at the Option of the Corporation”). The Conversion Date shall be a date selected by the Corporation (the “Conversion at the Option of the Corporation Date”) and shall be no more than 20 days after the date on which the Corporation provides such Notice of Conversion at the Option of the Corporation. In addition to any information required by applicable law or regulation, the Notice of Conversion at the Option of the Corporation shall state, as appropriate:

(i) the Conversion at the Option of the Corporation Date;

(ii) the number of shares of Series B Preferred Stock to be converted; and

(iii) the number of shares of Common Stock into which the Series B Preferred Stock shall be converted; and

(3) Shares of Series B Preferred Stock duly converted in accordance with these Articles, or otherwise reacquired by the Corporation, will resume the status of authorized and unissued Preferred Stock, undesignated as to series and available for future issuance. The Corporation may from time-to-time take such appropriate action as may be necessary to reduce the authorized number of shares of Series B Preferred Stock; provided, however, that the Corporation shall not take any such action if such action would reduce the authorized number of shares of Series B Preferred Stock below the number of shares of Series B Preferred Stock then outstanding plus any shares of Series B Preferred Stock to be paid as dividends.

(4) The Person or Persons entitled to receive the Common Stock issuable upon conversion of Series B Preferred Stock shall be treated for all purposes as the record holder(s) of such shares of Common Stock as of the close of business on the Conversion Date with respect thereto. In the event that a Holder shall not by written notice designate the name in which shares of

Common Stock to be issued upon conversion of shares of Series B Preferred Stock should be registered or the manner in which such shares should be delivered, the Corporation shall be entitled to register and deliver such shares in the name of the Holder and in the manner shown on the records of the Corporation.

(5) On the Conversion Date, an appropriate entry shall be made to the stock ledger of the Corporation to reflect the number of shares of Common Stock into which the shares of Series B Preferred Stock are convertible and the remaining shares of Series B Preferred Stock, if any, and a notice of issuance of such shares executed by an authorized officer of the Corporation shall be delivered to each Holder whose shares have been converted.

(j) Anti-Dilution Adjustments.

(1) The Conversion Price shall be subject to the following adjustments.

(i) Stock Dividends and Distributions. If the Corporation pays dividends or other distributions on the Common Stock in shares of Common Stock, then the Conversion Price in effect immediately prior to the Ex-Date for such dividend or distribution will be multiplied by the following fraction:

OS0
OS1

Where,

OS0 =	the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution.

OS1 =	the sum of the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution, plus the total number of shares of Common Stock constituting such dividend or distribution.

For the purposes of this clause (i), the number of outstanding shares of Common Stock at the applicable time shall not include shares acquired or otherwise owned or held by the Corporation. If any dividend or distribution described in this clause (i) is declared but not so paid or made, then the Conversion Price shall be readjusted, effective as of the date the Board of Directors or a regulatory authority determines not to make or permit, as appropriate, such dividend or distribution, to such Conversion Price that would be in effect if such dividend or distribution had not been declared.

(ii) Subdivisions, Splits and Combination of the Common Stock. If the Corporation subdivides, splits or combines the shares of Common Stock, then the Conversion Price in effect immediately prior to the effective date of such share subdivision, split or combination will be multiplied by the following fraction:

OS0
OS1

Where,

OS0 =	the number of shares of Common Stock outstanding immediately prior to the effective date of such share subdivision, split or combination.

OS1 =	the number of shares of Common Stock outstanding immediately after the effective time of such share subdivision, split or combination.

For the purposes of this clause (ii), the number of outstanding shares of Common Stock at the applicable time shall not include shares acquired or otherwise owned or held by the Corporation. If any subdivision, split or combination described in this clause (ii) is announced but the outstanding shares of Common Stock are not subdivided, split or combined, then the Conversion Price shall be readjusted, effective as of the date the Board of Directors not to subdivide, split or combine the outstanding shares of Common Stock, or a regulatory authority determines not to permit such actions, to such Conversion Price that would be in effect if such subdivision, split or combination had not been announced.

(2) (i) All adjustments to the Conversion Price shall be calculated to the nearest cent, with one-half cent being rounded upwards. No adjustment in the Conversion Price shall be required if such adjustment would be less than $0.01; provided, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further that, on the Conversion Date, adjustments to the Conversion Price will be made with respect to any such adjustment carried forward and which has not been taken into account before such date.

(ii) No adjustment to the Conversion Price shall be made if Holders participate in or receive the benefits of the transaction that would otherwise give rise to an adjustment, without having to convert the Series B Preferred Stock, as if they held the full number of shares of Common Stock into which a share of the Series B Preferred Stock may then be converted.

(iii) The Applicable Conversion Price shall not be adjusted:

(A) upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Corporation’s securities and the investment of additional optional amounts in shares of Common Stock under any such plan;

(B) upon the issuance of any shares of Common Stock or options, rights or warrants to purchase those shares pursuant to any present or future employee, director or consultant benefit plan (or similar arrangement) or program of or assumed by the Corporation or any of its subsidiaries;

(C) upon the issuance of any shares of Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the Original Issue Date and not substantially amended thereafter;

(D) upon the issuance of Series A Fixed Rate Cumulative Perpetual Preferred Stock, or the related warrant convertible into shares of Common Stock, to the U.S. Department of Treasury in the event the Corporation’s application to participate in the Capital Purchase Program administered under the Troubled Asset Relief Program is approved;

(E) for a change in the par value or no par value of Common Stock; or

(F) for accrued and unpaid dividends on the Series B Preferred Stock.

(3) Whenever the Conversion Price is to be adjusted in accordance with Section 2.5(j)(1) or Section 2.5(j)(2), the Corporation shall: (i) compute the Conversion Price in accordance with Section 2.5(j)(1) or Section 2.5(j)(2), taking into account the threshold set forth in Section 2.5(j)(3) hereof; (ii) as soon as practicable following the occurrence of an event that requires an adjustment to the Conversion Price pursuant to Section 2.5(j)(1) or Section 2.5(j)(2), taking into account the threshold set forth in Section 2.5(j)(3) hereof (or if the Corporation is not aware of such occurrence, as soon as practicable after becoming so aware), provide, or cause to be provided, a written notice to the Holders of the occurrence of such event; and (iii) as soon as practicable following the determination of the revised Conversion Price in accordance with Section 2.5(j)(1) or Section 2.5(j)(2) hereof, provide, or cause to be provided, a written notice to the Holders setting forth in reasonable detail the method by which the adjustment to the Conversion Price was determined and setting forth the revised Conversion Price.

(4) Without the approval of the Holders of a majority of the then outstanding shares of Series B Preferred Stock, the Corporation will not, by amendment of the Articles or through any recapitalization, reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the material terms to be observed or performed hereunder by the Corporation (including, without limitation, to affect the calculation of the Conversion Price in any way adverse to the Holders, but will at all times in good faith assist in the carrying out of all the provisions of Sections 2.5(i) and 2.5(j) hereof and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holders against undue impairment.

(k) Reorganization Events.

(1) In the event that, prior to any Conversion Date with respect to the shares of Series B Preferred Stock of any Holder, there occurs (any such event specified in the following clauses (i) through (iv), a “Reorganization Event”):

(i) any consolidation, merger or other similar business combination of the Corporation with or into another Person, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Corporation or another Person;

(ii) any sale, transfer, lease or conveyance to another Person of all or substantially all of the property and assets of the Corporation, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Corporation or another Person;

(iii) any reclassification of the Common Stock into securities including securities other than the Common Stock; or

(iv) any statutory exchange of the outstanding shares of Common Stock for securities of another Person (other than in connection with a merger or acquisition);

then each share of such Holder’s Series B Preferred Stock outstanding immediately prior to such Reorganization Event shall automatically convert, effective as of the consummation of the Reorganization Event, into the type and amount of securities, cash and other property receivable in such Reorganization Event by the holder (excluding the counterparty to the Reorganization Event or an affiliate of such counterparty) equal to the greater of (i) the number of shares of Common Stock into which one share of Series B Preferred Stock would then otherwise be convertible and (ii) the number of shares of Common Stock that, if one share of Series B Preferred Stock were converted into such number of shares, would result in the fair market value of the securities, cash and other property receivable in such Reorganization Event by a Holder of such number of shares equaling the Liquidation Preference (such securities, cash and other property, the “Exchange Property”). In the event that a Reorganization Event referenced in Section 2.5(k)(1) involves common stock of another person as all or part of the consideration being offered in a fixed exchange ratio transaction, the fair market value per share of such common stock shall be determined by reference to (i) the average of the closing prices of such common stock for the ten trading day period ending immediately prior to the consummation of such Reorganization Event if the stock is publicly traded, or (ii) an appraisal to be performed by an independent accounting firm acceptable to the Holder and the Corporation or its successor.

(2) In the event that holders of the shares of Common Stock have the opportunity to elect the form of consideration to be received in such transaction, the consideration that the Holders are entitled to receive shall be deemed to be the types and amounts of consideration received by the majority of the holders of the shares of Common Stock that affirmatively make an election.

(3) The above provisions of this Section 2.5(k) shall similarly apply to successive Reorganization Events, and the provisions of Section 2.5(j) shall apply to any shares of capital stock of the Corporation (or any successor) received by the holders of the Common Stock in any such Reorganization Event.

(4) The Corporation (or any successor) shall, within seven days of the consummation of any Reorganization Event, provide written notice to the Holders of such consummation of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 2.5(k).

(5) The Corporation shall not enter into any agreement for a transaction constituting a Reorganization Event unless such agreement provides for or does not interfere with or prevent (as applicable) conversion of the Series B Preferred Stock into the Exchange Property in a manner that is consistent with and gives effect to this Section 2.5(k).

(l) Voting Rights.

(1) Holders shall vote together with the holders of Common Stock on an as-converted basis and not as a separate class, except as provided by applicable law and as set forth in this Section 2.5(l).

(2) The voting provisions of this Section 2.5(l) shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series B Preferred Stock shall have been converted by the Corporation upon proper notice.

(3) On each matter submitted to a vote of the Holders in accordance with this Section 2.5(l), or as otherwise required by law, each Share of Series B Preferred Stock shall be entitled to vote on an as-converted basis based on the Applicable Conversion Rate, except that when any other series of Preferred Stock of the Corporation shall have the right to vote with the Series B Preferred Stock as a single class on any matter, the Series B Preferred Stock and such other series shall have with respect to such matters, one vote per each $1,000 of stated liquidation preference. With respect to each share of Series B Preferred Stock, the holder thereof may designate a proxy, with each such proxy having the right to vote on behalf of the holder.

(m) Ranking. The Series B Preferred Stock will, with respect to dividend rights and rights upon Liquidation rank (i) on a parity with any other class or series of equity securities of the Corporation the terms of which do not expressly provide that such class or series will rank senior or junior to the Series

B Preferred Stock as to dividend rights and rights upon Liquidation (collectively referred to as “Parity Securities”), and (ii) senior to the Common Stock and each other class or series of capital stock authorized, issued, outstanding or established after the Original Issue Date by the Corporation the terms of which do not expressly provide that it ranks on a parity with or senior to the Series B Preferred Stock as to dividend rights and rights upon Liquidation of the Corporation (collectively referred to as “Junior Securities”). The Series B Preferred Stock will rank junior to all of the Corporation’s indebtedness. For purposes of this Section 2.5(m), debt securities of the Corporation that are convertible into or exchangeable for shares of the Corporation’s capital stock or any other debt securities of the Corporation shall not constitute a class or series of shares of the Corporation’s capital stock.

(n) Headings, etc. The headings hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof. The words “include,” “including” and derivatives thereof shall be without limitation by reason of enumeration or otherwise, the singular shall include the plural and vice versa.

(o) Severability of Provisions. If any preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the shares of Series B Preferred Stock set forth in these Articles are invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other preferences or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications or terms or conditions of redemption of the shares of Series B Preferred Stock set forth in these Articles that can be given effect without giving effect to the invalid, unlawful or unenforceable provision shall, nevertheless, remain in full force and effect and no preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the shares of Series B Preferred Stock herein set forth shall be deemed dependent upon any other provision hereof unless so expressed herein.

(p) No Preemptive Rights. No holder of Series B Preferred Stock shall be entitled to any preemptive rights to subscribe for or acquire any unissued shares of any class of series (whether now or hereafter authorized) or securities of the Corporation convertible into or carrying a right to subscribe to or acquire shares of any class or series.

ARTICLE IV

These Articles of Amendment were duly adopted on March [•], 2009.

ARTICLE V

These Articles of Amendment were adopted by the Corporation’s shareholder, in accordance with the provisions of Sections 14-2-1003 of the Georgia Business Corporation Code.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Crescent Banking Company has caused these Articles of Amendment to be signed by Leland W. Brantley, Jr., its Chief Financial Officer, this [•] day of March, 2009.

CRESCENT BANKING COMPANY

By:
Name:	Leland W. Brantley, Jr.
Title:	Chief Financial Officer

[Signature Page to Articles of Amendment]

Exhibit B

CRESCENT BANKING COMPANY

SUBSCRIPTION AGREEMENT

The undersigned Purchaser has (i) carefully read the Purchase Agreement (the “Purchase Agreement”), dated as of January 29, 2009, by and among Crescent Banking Company (the “Company”) and each of the purchasers named therein; (ii) carefully read the Articles of Amendment to the Company’s Articles of Incorporation designating the Series B Floating-Rate Cumulative Convertible Perpetual Preferred Stock, par value $1.00 per share (the “Series B Preferred Stock”), the Escrow Agreement and the Registration Rights Agreement attached to the Purchase Agreement as Exhibits A, C and D, respectively; and (iii) completed in full and properly executed this Subscription Agreement (this “Subscription Agreement”). The undersigned Purchaser, by signing below, hereby agrees, subject to the terms and conditions set forth herein and in the Purchase Agreement, and further subject to the Company’s acceptance of this Subscription Agreement, to purchase the number of shares (the “Shares”) of the Series B Preferred Stock set forth in Section 1(a) below, for the aggregate purchase price set forth therein.

Acceptance by the Purchaser of the Shares shall constitute a confirmation by the Purchaser that all agreements and representations made by the Purchaser in this Subscription Agreement and the Purchase Agreement shall be true and correct at such time.

The undersigned Purchaser hereby provides the following information to the Company:

1.	General Information

(a)	Please provide the following information regarding the Purchaser:

Name and Address of Principal Residence	Number of Shares	Total Purchase Price

$

Facsimile: ( ) —

(b)	If different from the information provided in Section 1(a) above, please provide the exact name that the Purchaser’s Shares are to be registered in (this is the name that will appear on the stock certificate(s). The Purchaser may use a nominee name if appropriate:

Name and Address

Facsimile: ( ) —

(c)	Please describe the relationship between the Purchaser of the Shares and the Registered Holder listed in response to Section 1(b) above, if any:

(d)	If different from the information provided in Section 1(a) above, please provide the mailing address of the Registered Holder listed in response to Section 1(b) above:

2.	Accredited Investor Qualification

I hereby represent and warrant that each of the following statements is true and accurate as of the date hereof and will be true and shall be true and accurate as of the date of my payment of the full purchase price of the Shares and shall survive thereafter:

(a) Accredited Investor. Please indicate whether any of the following apply to you (Please check all that apply):

☐	You are a natural person whose individual net worth (or whose joint net worth with your spouse) as of the date of this Subscription Agreement exceeds $1,000,000.

☐	You are a natural person who had an individual income in excess of $200,000 for each of the last two calendar years (or joint income with your spouse in excess of $300,000 in each of those years) and who reasonably expects to reach the same income level in the current calendar year.

☐	You are a director or executive officer of the Company.

☐	You are an entity with total assets in excess of $5,000,000 which was not formed for the purpose of investing in the Shares and which is one of the following:

•	a corporation;

•	a partnership;

•	a Massachusetts or similar business trust; or

•	a tax-exempt organization described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

☐	You are a trust (other than a business trust) with total assets in excess of $5,000,000 which was not formed for the purpose of investing in the Shares and whose decision to invest in the Shares has been directed by a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investment.

☐	You are a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(a)(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of that Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plans has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

☐	You are a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

☐	You are an entity in which all of the equity owners are Accredited Investors.

(b) Are you able to bear the economic risk of the proposed investment in the Company for an indefinite period of time?     ☐  Yes    ☐  No

(c) Do you, individually or through your purchaser representative, have such knowledge and experience in financial and business matters that you are capable of evaluating the merits of risks of an investment in the Shares?    ☐  Yes    ☐  No

(d) Tax Information

Social Security or Tax I.D. No.:

Country of Citizenship:

State of Residence:

(e) Revocable Trusts and Grantor Trusts

If you are an individual or individuals that has or have checked one of the boxes above as an “accredited investor,” and wish to purchase shares in a revocable or grantor trust established by you, please complete the following:

☐	The undersigned is/are the sole grantor(s) of a revocable trust where you can revoke or amend the trust at any time, and as such grantor(s), I/we are taxed on the gains and losses on investments made by such trust.

Name of Trust	Date

By:
Signature	Date

Printed Name

Title

3.	Substitute Form W-9

THE SUBSTITUTE FROM W-9 MUST BE COMPLETED AND SIGNED. PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER (“TIN”) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING.

SUBSTITUTE Form W-9	Part I – Taxpayer Identification Number.
	Enter your taxpayer number in the box at right. (For most individuals, this is your social security number).	Social Security Number
OR
Employer Identification Number (If awaiting TIN write “Applied For”)
Department of the Treasury Internal Revenue Service	Part II

Certification – Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding either because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding,

(3)    I am a U.S. person (including a U.S. resident alien), and

(4)    All information provided in this form is true, correct and complete.

Certification Instructions – You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

Signature:		Date:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ALL REPORTABLE PAYMENTS MADE TO YOU.

NOTE:     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A TAXPAYER IDENTIFICATION NUMBER.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (1) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (2) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT, IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER BY THE TIME OF PAYMENT, 28% OF ALL REPORTABLE CASH PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD UNTIL I PROVIDE A TAXPAYER IDENTIFICATION NUMBER.

Signature:	Date:

4.	Shareholder Election

If the Purchaser checked at least one box in Section 2(a) and checked yes in Sections 2(b) and (c), then the Purchaser meets the definition of an accredited investor and may purchase Shares in this Offering.

The Purchaser elects to purchase the number of Shares set forth in Section 1(a) of this Subscription Agreement for the purchase price indicated therein. The Purchaser agrees that, unless expressly provided otherwise under applicable law, this subscription is binding upon such Purchaser and is irrevocable. The Purchaser acknowledges that this Subscription Agreement shall not constitute a valid and binding obligation of the Company until accepted by the Company in writing, and that the Company has the right to reject this Subscription Agreement, either in whole or in part, in its sole discretion.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement and hereby certifies that the foregoing information is true, correct and complete as of the date hereof and may be relied upon by the Company. Furthermore, the undersigned agrees to notify the Company of any change with respect to the foregoing information and to provide such further information as the Company may reasonably require.

To be completed by the Purchaser:

Date:
Print Name:

Social Security Number or Tax I.D.:

Address:

Phone No.:
Signature:

ACCEPTED AS TO SHARES:

CRESCENT BANKING COMPANY

By:
Title:
Date:

Exhibit C

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Agreement”), dated as of January 29, 2009 (the “Effective Time”), is by and among Crescent Banking Company, a Georgia corporation (the “Company”), each of the Purchasers (the “Purchasers”) as set forth on Schedule A to the Purchase Agreement (as defined below), and Crescent Bank & Trust Company, a Georgia state-chartered bank, as escrow agent hereunder (the “Escrow Agent”).

Preamble

WHEREAS, the Company and the Purchasers have entered into that certain Purchase Agreement, dated as of January 29, 2009 (together with the related exhibits, schedules, appendices and annexes, which comprise a part thereof, the “Purchase Agreement”), pursuant to which the Purchasers have agreed to purchase 27,249 shares of the Company’s Series B Floating-Rate Cumulative Convertible Perpetual Preferred Stock, par value $1.00 per share (the “Series B Preferred Stock”) at a price per share equal to One Thousand Dollars ($1,000) for a total aggregate purchase price of $27,249,000 (the “Purchase Price”);

WHEREAS, pursuant to the Purchase Agreement, the Company and the Purchasers have agreed that the Purchase Price shall be placed into escrow as a source of payment for the Shares upon satisfaction or waiver of the closing conditions set forth in Section 2(c) of the Purchase Agreement (the “Closing Conditions”);

WHEREAS, the Company and the Purchasers desire that the Escrow Agent perform certain services with respect to the Escrow Amount (as defined below), and the Escrow Agent is willing to hold and administer such Escrow Amount and any income thereon and additions thereto, and to pay and distribute the Escrow Amount in accordance with the terms of this Agreement; and

WHEREAS, capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound agree as follows:

ARTICLE I

ESTABLISHMENT OF ESCROW

Section 1.1	Escrow Amount

Contemporaneously with the execution of the Purchase Agreement, each Purchaser shall immediately deposit, or arrange for the immediate deposit of the amount set forth opposite such Purchaser’s name on Schedule A to the Purchase Agreement (collectively, the “Escrow Amount”) with the Escrow Agent. The Escrow Amount shall be held as the source for payment of the Purchase Price upon satisfaction or waiver of the Closing Conditions. From and after receipt of the Escrow Amount by the Escrow Agent, the Escrow Agent will hold and disburse the Escrow Amount (together with any cash or other property received in respect thereof or earned thereon, which shall become a part of the Escrow Amount) only in accordance with the provisions of this Agreement. Prior to the release and distribution of the Escrow Amount, the Escrow Agent shall hold the Escrow Amount for the benefit of the Company and the Purchasers pursuant to the terms of this Agreement.

Section 1.2	Investments.

(a) The Escrow Agent shall invest the Escrow Amount and any other cash received by the Escrow Agent with respect thereto in such Eligible Investments as the Company and the Purchasers designate in writing to the Escrow Agent and shall not be responsible or liable for any loss, tax or other charge accruing from any investment made in accordance herewith. “Eligible Investments” shall mean (i) obligations issued or guaranteed by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof); (ii) obligations (including certificates of deposit and banker's acceptances) of any domestic commercial bank having capital and surplus in excess of $500,000,000; (iii) repurchase obligations for underlying securities of the type described in clause (i); or (iv) shares of money market funds at least 95% of the assets of which constitute obligations of the type described in clause (i) above. In the absence of written instruction from the Company and the Purchasers, funds shall be held in cash.

(b) The Escrow Agent shall, at the request and direction (including, without limitation, as to timing, method of payment and other terms) of the Purchasers, distribute all interest and other earnings from the investment of the Escrow Amount by the Escrow Agent to them on a pro rata basis; provided, however, that the Escrow Agent shall be required to distribute such interest and other earnings no more than two (2) times per month; and, provided further, that (i) the distribution of such interest and other earnings shall be made after the deduction or waiver of any fees payable to the Escrow Agent in accordance with Section 3.2 hereof, and (ii) no disbursements to the Purchasers shall be made that would cause the Escrow Amount to be less than the Purchase Price.

Section 1.3	Tax-Related Terms.

The Company and the Purchasers agree that, for tax reporting purposes, all interest or other income earned from the investment of the Escrow Amount in any tax year shall, to the extent such interest or other income is distributed by the Escrow Agent to any person or entity pursuant to the terms of this Agreement during such tax year, be reported as allocated to such person or entity, to the extent required by applicable law. The Company and the Purchasers will provide the Escrow Agent with appropriate W-9 forms for tax identification number certification. The Escrow Agent shall be responsible for income reporting only with respect to income earned on the Escrow Amount and shall not be responsible for any other reporting.

ARTICLE II

TERM; RELEASE OF ESCROW FUNDS

Section 2.1	Term.

The term of this Agreement shall commence at the Effective Time and shall terminate at such time as the Escrow Amount has been distributed pursuant to the terms of this Agreement.

Section 2.2	Release of Escrow Amount.

The Escrow Agent shall release and distribute the Escrow Amount (a) to the Company upon the Escrow Agent’s receipt of a certificate duly executed by the Company certifying to the Escrow Agent that the Closing Conditions have been satisfied and such amounts are due to the Company pursuant to the terms and conditions of the Purchase Agreement, or (b) to the Purchasers in the event that the Closing Conditions have not been met or waived by April 30, 2009.

Section 2.3	Effect of Final Delivery.

This Agreement shall continue in full force and effect until the Escrow Agent has delivered all of the Escrow Amount pursuant to the terms hereof. Except as set forth in Section 4.12, after all of such funds have been so delivered, all rights, duties and obligations of the respective parties hereunder shall terminate.

ARTICLE III

THE ESCROW AGENT

Section 3.1	Appointment.

The Company and the Purchasers hereby designate and appoint the Crescent Bank & Trust Company as “Escrow Agent” under this Agreement, and the Escrow Agent hereby accepts such designation and appointment, subject to all of the provisions of this Agreement.

Section 3.2	Compensation; Expenses Reimbursement.

(a) The Company, on the one hand, and the Purchasers, on the other hand, agree that each shall bear equally the cost of the Escrow Agent’s compensation for its normal services hereunder in accordance with the fee schedule set forth on Exhibit A to this Agreement, which may be subject to change as mutually agreed upon from time to time by the Company, the Purchasers and the Escrow Agent.

(b) The Company and the Purchasers agree, jointly and severally, to reimburse the Escrow Agent on demand for all costs and expenses incurred in connection with the administration of this Agreement or the escrow created hereby or the performance or observance of its duties hereunder which are in excess of its compensation for normal services hereunder, including payment of any reasonable legal fees and expenses incurred by the Escrow Agent in connection with resolution of any claim by any party hereunder.

(c) The Company and the Purchasers agree that, if any fees, expenses or costs incurred by, or any obligations owed to, the Escrow Agent pursuant to this Section 3.2 are not promptly paid when due, the Escrow Agent may reimburse itself therefor from the Escrow Amount. In the event of any reimbursement pursuant to this Section 3.2(c), the Escrow Agent shall notify the Company and the Purchasers of such reimbursement and shall furnish to the Company and the Purchasers copies of all related invoices and other statements.

Section 3.3	Escrow Agent Terms and Conditions.

(a) The duties, responsibilities and obligations of the Escrow Agent shall be limited to those expressly set forth herein, and no duties, responsibilities or obligations shall be inferred or implied. The Escrow Agent, in its capacity as such, shall not be subject to, nor required to comply with, any other agreement to which the Company and the Purchasers are a party, even though reference thereto may be made herein, or to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Escrow Agreement) from the Company or the Purchasers or any entity acting on their behalf. The Escrow Agent shall not be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

(b) If at any time the Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects the

Escrow Amount (including but not limited to orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of the Escrow Amount), the Escrow Agent is authorized to comply therewith in any manner as it or legal counsel of its own choosing deems appropriate; and if the Escrow Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, the Escrow Agent shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

(c) (i) The Escrow Agent shall not be liable for any action taken or omitted, or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of gross negligence or willful misconduct on its part. In no event shall the Escrow Agent be liable (i) for acting in accordance with or relying upon any instruction, notice, demand, certificate or document from the Company or the Purchasers or any entity acting on behalf of the Company or the Purchasers, (ii) for any consequential, punitive or special damages, (iii) for the acts or omissions of its nominees, correspondents, designees, subagents or subcustodians selected with reasonable care, or (iv) for an amount in excess of the value of the Escrow Amount.

(ii) As security for the due and punctual performance of any and all of the Company’s and the Purchasers’ obligations to the Escrow Agent hereunder, now or hereafter arising, the Company and the Purchasers hereby pledge, assign and grant to the Escrow Agent a continuing security interest in, and a lien on, their respective right, title and interest in and to the Escrow Amount and all distributions thereon or additions thereto (whether such additions are the result of deposits by the parties to this Agreement or the investment of the Escrow Amount). The security interest of the Escrow Agent shall at all times be valid, perfected and enforceable by the Escrow Agent against the Company, the Purchasers and all third parties in accordance with the terms of this Escrow Agreement.

(iii) The Escrow Agent may consult with legal counsel of its own selection at the reasonable expense of the Company and the Purchasers as to any matter relating to this Escrow Agreement, and the Escrow Agent shall not incur any liability in acting in good faith in accordance with any advice from such counsel.

(iv) The Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Escrow Agent (including, but not limited to, any act or provision of any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).

(d) Unless otherwise specifically set forth herein, the Escrow Agent shall proceed as soon as practicable to collect any checks or other collection items at any time deposited hereunder. All such collections shall be subject to the Escrow Agent’s usual collection practices or terms regarding items received by the Escrow Agent for deposit or collection.

(e) Notices, instructions or other communications shall be in writing and shall be given to the address set forth in the “Notices” provision herein (or to such other address as may be substituted therefor by written notification to the Escrow Agent, the Company and the Purchasers). Notices to the Escrow Agent shall be deemed to be given when actually received by the Escrow Agent. The Escrow Agent is authorized to comply with and rely upon any notices, instructions or other communications believed by it in good faith to have been sent or given by the Company or the Purchasers or by a person or persons authorized by the Company or the Purchasers. Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday, or banking holiday, such time shall be extended to the next day on which the Escrow Agent is open for business.

(f) The Company and the Purchasers shall be jointly and severally liable for and shall reimburse and indemnify the Escrow Agent and hold the Escrow Agent harmless from and against any and all claims, losses, liabilities, costs, damages or expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) arising from or in connection with or related to this Escrow Agreement or being the Escrow Agent hereunder (including, but not limited to, Losses incurred by the Escrow Agent in connection with its successful defense, in whole or in part, of any claim of gross negligence or willful misconduct on its part); provided, however, that nothing contained herein shall require the Escrow Agent to be indemnified for Losses caused by its own gross negligence or willful misconduct.

(g) (i) In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by the Escrow Agent hereunder, the Escrow Agent may, in its sole discretion, refrain from taking any action other than retain possession of the Escrow Amount, until the Escrow Agent receives written instructions, signed by the Company and the Purchasers, which eliminate such ambiguity or uncertainty.

(ii) IN THE EVENT OF ANY DISPUTE BETWEEN OR CONFLICTING CLAIMS BY OR AMONG THE COMPANY AND THE PURCHASERS AND/OR ANY OTHER PERSON OR ENTITY WITH RESPECT TO ANY ESCROW AMOUNT, THE ESCROW AGENT SHALL BE ENTITLED, IN ITS SOLE DISCRETION, TO REFUSE TO COMPLY WITH ANY AND ALL CLAIMS, DEMANDS OR INSTRUCTIONS WITH RESPECT TO SUCH ESCROW AMOUNT SO LONG AS SUCH DISPUTE OR CONFLICT SHALL CONTINUE, AND THE ESCROW AGENT SHALL NOT BE OR BECOME LIABLE IN ANY WAY TO THE COMPANY OR THE PURCHASERS FOR FAILURE OR REFUSAL TO COMPLY WITH SUCH CONFLICTING CLAIMS, DEMANDS OR INSTRUCTIONS. THE ESCROW AGENT SHALL BE ENTITLED TO REFUSE TO ACT UNTIL, IN ITS SOLE DISCRETION, EITHER (I) SUCH CONFLICTING OR ADVERSE CLAIMS OR DEMANDS SHALL HAVE BEEN DETERMINED BY A FINAL ORDER, JUDGMENT OR DECREE OF A COURT OF COMPETENT JURISDICTION, WHICH ORDER, JUDGMENT OR DECREE IS NOT SUBJECT TO APPEAL, OR SETTLED BY AGREEMENT BETWEEN THE CONFLICTING PARTIES AS EVIDENCED IN A WRITING SATISFACTORY TO THE ESCROW AGENT OR (II) THE ESCROW AGENT SHALL HAVE RECEIVED SECURITY OR AN INDEMNITY SATISFACTORY TO IT SUFFICIENT TO HOLD IT HARMLESS FROM AND AGAINST ANY AND ALL LOSSES WHICH IT MAY INCUR BY REASON OF SO ACTING. THE ESCROW AGENT MAY, IN ADDITION, ELECT, IN ITS SOLE DISCRETION, TO COMMENCE AN INTERPLEADER ACTION OR SEEK OTHER JUDICIAL RELIEF OR ORDERS AS IT MAY DEEM, IN ITS SOLE DISCRETION, NECESSARY. THE COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS’ FEES AND EXPENSES) INCURRED IN CONNECTION WITH SUCH PROCEEDING SHALL BE PAID BY, AND SHALL BE DEEMED AN OBLIGATION OF THE COMPANY AND THE PURCHASERS.

(h) The Escrow Agent shall in no event have any liability in connection with its investment, reinvestment or liquidation, in good faith and in accordance with the terms hereof, of any Escrow Amount held by it hereunder, including, without limitation, any liability for any delay not resulting from gross negligence or willful misconduct in such investment, reinvestment or liquidation, or for any loss of income incident to any such delay.

(i) It is understood that fees and usual charges agreed upon with respect to the Escrow Agent’s services shall be considered compensation for its services as contemplated by this Agreement, and if the Escrow Agent renders any service not provided for in this Agreement, or if there is any assignment of any interest in the subject matter of this Agreement by Sellers or Buyer or any modification of this Agreement, or if any controversy arises under this Agreement or the Escrow Agent is made a party to any litigation pertaining to this Agreement, or the subject matter of this Agreement, the Escrow Agent shall be reasonably compensated for those extraordinary services and reimbursed for all costs and expenses occasioned by such services, controversy or litigation and Buyer hereby promises to pay such sums upon demand.

ARTICLE IV

MISCELLANEOUS

Section 4.1	Governing Law.

This Agreement shall be interpreted, construed, enforced and administered in accordance with the internal substantive laws (and not the choice of law rules) of the State of Georgia. The Company and the Purchasers hereby submit to the personal jurisdiction of and each agrees that all proceedings relating hereto shall be brought in courts located within the State of Georgia.

Section 4.2	Amendment.

Except as otherwise permitted herein, this Escrow Agreement may be modified only by a written amendment signed by all the parties hereto, and no waiver of any provision hereof shall be effective unless expressed in a writing signed by the party to be charged.

Section 4.3	Waiver.

The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies. The waiver of any right or remedy hereunder shall not preclude the subsequent exercise of such right or remedy.

Section 4.4	Binding Obligation.

The Company and the Purchasers hereby represent and warrant (a) that this Escrow Agreement has been duly authorized, executed and delivered on its behalf and constitutes its respective legal, valid and binding obligation and (b) that the execution, delivery and performance of this Escrow Agreement by the Company and the Purchasers do not and will not violate any applicable law or regulation.

Section 4.5	Severability.

The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision; and if any provision is held to be unenforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

Section 4.6	Entire Agreement.

This Agreement shall constitute the entire agreement of the parties with respect to the subject matter and supersedes all prior oral or written agreements in regard thereto.

Section 4.7	Headings.

The headings contained in this Agreement are for convenience of reference only and shall have no effect on the interpretation or operation hereof.

Section 4.8	Counterparts.

This Escrow Agreement may be executed, by facsimile or otherwise, by each of the parties hereto in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all such counterparts shall together constitute one and the same agreement.

Section 4.9	Transferability; Third Party Beneficiaries.

The parties to this Agreement may not transfer any interest in the Escrow Amount or any other right under this Escrow Agreement to any other party without the prior written consent of the other party to this Agreement. Except as set forth in this Section 4.9, this Agreement is for the exclusive benefit of the parties hereto and their respective successors hereunder, and shall not be deemed to give, either express or implied, any legal or equitable right, remedy, or claim to any other entity or person whatsoever.

Section 4.10	Binding Effect.

This Agreement shall inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the parties hereto.

Section 4.11	Notices.

All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage pre-paid, or by courier or overnight carrier, to the Company or the Escrow Agent at the address set forth below and to the Purchasers at their respective addresses set forth on Schedule A to the Purchase Agreement (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered.

If to the Company, to:

Crescent Banking Company

7 Caring Way

Jasper, Georgia 30143

Attention: Leland W. Brantley, Jr.

Telephone: (678) 454-2258

Facsimile: (678) 454-2282

With a copy (which shall not constitute notice) to

Alston & Bird LLP

1201 West Peachtree Street

Atlanta, Georgia

Attention: Mark C. Kanaly

Telephone: (404) 881-7975

Facsimile: (404) 253-8390

If to the Escrow Agent to:

Crescent Bank & Trust Company

7 Caring Way

Jasper, Georgia 30143

Attention: Leland W. Brantley, Jr.

Telephone: (678) 454-2258

Facsimile: (678) 454-2282

If to the Purchasers:

Please refer to Schedule A of the Purchase Agreement for Purchaser contact information.

Section 4.12	Survival.

The following provisions shall survive any termination of this Agreement or the resignation or removal of the Escrow Agent: Sections 3.2(b), 4.9 and this Section 4.12

[Remainder of page intentionally left blank; signatures on following page(s)]

IN WITNESS WHEREOF, the parties have executed this Escrow Agreement as of the day and year first above written.

ESCROW AGENT

By:
Name:	Leland W. Brantley, Jr.
Title:	Chief Financial Officer

CRESCENT BANKING COMPANY

By:
Name:	Leland W. Brantley, Jr.
Title:	Chief Financial Officer

PURCHASERS

J. Donald Boggus, Jr.

R. Gary Copeland

Michael W. Lowe

Richard Combs

Ryker Lowe

A. Bradley Rutledge

[Signatures continued on the following page]

[Signature Page to Escrow Agreement]

Lorrie L. Shaw

Bonnie Boling

Parke Day

Anthony N Stancil

Leland W. Brantley, Jr.

Donald S. Shapleigh

Brian G. Whelan

Richard Zorn

[Signature Page to Escrow Agreement]

Exhibit A

Fee Schedule

Exhibit D

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made and entered into as of                     , 2009, by and among CRESCENT BANKING COMPANY, a Georgia corporation (the “Company”), and those purchasers (the “Purchasers”) identified on, and a party to, an executed copy of the Purchase Agreement, dated as of January 29, 2009, by and among the Company and the Purchasers, to which this Agreement is an Exhibit (the “Purchase Agreement”).

WHEREAS, pursuant to the Purchase Agreement, the Company is issuing and selling up to 27,249 shares (the “Shares”) of its Series B Floating-Rate Cumulative Convertible Perpetual Preferred Stock, par value $1.00 per share (the “Series B Preferred Stock”) to the Purchasers;

WHEREAS, the Shares are being offered and sold to the Purchasers without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration provided by Regulation D promulgated under the Securities Act; and

WHEREAS, in order to induce the Purchasers to enter into the Purchase Agreement, the Company has agreed to provide to the Purchasers (and their direct and indirect permitted transferees, if any) the registration rights set forth in this Agreement with respect to the resale of the Conversion Shares (as defined below).

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

SECTION 1

Definitions

1. Definitions. Capitalized terms used herein without definition shall have the respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any specified person, an “affiliate,” as defined in Rule 144, of such person.

“Agreement” has the meaning set forth in the preamble.

“Amendment Effectiveness Deadline Date” has the meaning set forth in Section 2(d)(i)(B) hereof.

“Automatic Shelf Registration Statement” has the meaning ascribed to it in Rule 405.

“Business Day” means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in New York, New York or Atlanta, Georgia are authorized or required by Federal law, regulation or executive order to close.

“Common Stock” means the shares of Company’s common stock, $1.00 par value per share.

“Company” has the meaning set forth in the preamble.

“Company Indemnified Party” has the meaning set forth in Section 6.2 hereof.

“Controlling Person” has the meaning set forth in Section 6.1 hereof.

“Conversion Price” has the meaning ascribed to it in the Purchase Agreement.

“Conversion Shares” means the Common Stock issued and issuable upon conversion of the Shares.

“Covered Security” has the meaning set forth below in the definition of “Registrable Security.”

“Cutback Securities” means any of the Initial Required Registration Amount of Registrable Securities not included in all Registration Statements previously declared effective hereunder as a result of a limitation on the maximum number of shares of Common Stock of the Company permitted to be registered by the staff of the SEC pursuant to Rule 415(a)(1)(i).

“Designated Counsel” means one (1) counsel, if any, for the Holders in connection with the Shelf Registration Statement, which Designated Counsel shall be designated in writing to the Company by the Required Holders.

“Effectiveness Deadline Date” has the meaning set forth in Section 2(a) hereof.

“Effectiveness Period” means a period (subject to extension pursuant to Section 3(n) hereof) that terminates when there are no Registrable Securities outstanding.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Filing Deadline Date” means [—], 2011.

“Form S-1” means Form S-1 under the Securities Act.

“Form S-3” means Form S-3 under the Securities Act.

“Holder” means the Person in whose name the shares of the Series B Preferred Stock are registered, which may be treated by the Corporation as the absolute owner of the shares of Series B Preferred Stock for the purpose of making payment and settling the related conversions and for all other purposes.

“Holder Indemnified Party” has the meaning set forth in Section 6.1 hereof.

“Holder Information” has the meaning set forth in Section 6.2 hereof.

“Indemnified Party” has the meaning set forth in Section 6.3 hereof.

“Indemnifying Party” has the meaning set forth in Section 6.3 hereof.

“Initial Required Registration Amount” means (i) the number of Conversion Shares issued and issuable pursuant to the Shares as of the trading day immediately preceding the applicable date of determination, subject to adjustment as provided in Section 2(f), without regard to any limitations on conversions of the Shares or (ii) such other amount as may be required by the staff of the SEC pursuant to Rule 415, with any cutback applied pro rata to all Registrable Securities, except to the extent prohibited by the SEC.

“Initial Shelf Registration Statement” has the meaning set forth in Section 2(a) hereof.

“Issue Date” means [—], 2009.

“Material Event” has the meaning set forth in Section 2(n) hereof.

“Notice and Questionnaire” means a written questionnaire containing substantially the information called for by the Selling Shareholder Notice and Questionnaire attached as Schedule A hereto.

“Notice Holder” means, on a given date, any Holder that has delivered a Notice and Questionnaire to the Company on or prior to such date, provided not all of such Holder’s Registrable Securities that have been registered for resale pursuant to a Notice and Questionnaire have been sold in accordance with a Shelf Registration Statement.

“Proceeding” has the meaning set forth in Section 6.3(a) hereof.

“Prospectus” means each prospectus relating to any Shelf Registration Statement, including all supplements and amendments to such prospectus, in each case in the form furnished pursuant to this Agreement by the Company to Holders or filed by the Company with the SEC pursuant to Rule 424 or as part of such Shelf Registration Statement, as the case may be, and in each case including all materials, if any, incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Purchase Agreement” has the meaning set forth in the preamble hereof.

“Registrable Securities” means (i) at all times, the Conversion Shares and any securities into or for which such Conversion Shares have been converted or exchanged, and (ii) any security issued with respect thereto upon any stock dividend, split or similar event (each of the foregoing, a “Covered Security”) until, in the case of any such security, the earliest of:

(1) the date on which such security has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement relating thereto;

(2) the date on which such security may be resold without restriction pursuant to Rule 144(k) or any successor provision thereto; or

(3) the date on which such security has been sold pursuant to Rule 144 or any successor provision thereto.

“Registration Statement” means each registration statement, under the Securities Act, of the Company that covers any of the Registrable Securities pursuant to this Agreement, including amendments and supplements to such registration statement and including all post-effective amendments to, all exhibits of, and all materials incorporated by reference or deemed to be incorporated by reference in, such registration statement, amendment or supplement.

“Required Holders” means the holders of at least a majority of the Registrable Securities.

“Rule 144” means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 144A” means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 405” means Rule 405 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 415” means Rule 415 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 424” means Rule 424 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 429” means Rule 429 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 430B” means Rule 430B under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 456” means Rule 456 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 457” means Rule 457 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“SEC” means the Securities and Exchange Commission.

“SEC Non-Reporting Requirements” means the rules and regulations of the SEC other than the SEC Reporting Requirements.

“SEC Reporting Requirements” means the rules and regulations of the SEC requiring the filing, with the SEC, of financial statements, Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and Current Reports on Form 8-K.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

“Shelf Registration Statement” means the Initial Shelf Registration Statement and any Subsequent Shelf Registration Statement.

“Subsequent Shelf Registration Statement” has the meaning set forth in Section 2(b) hereof.

“Subsequent Shelf Registration Statement Effectiveness Deadline Date” has the meaning set forth in Section 2(d) hereof.

“Suspension Notice” has the meaning set forth in Section 3(n) hereof.

“Suspension Period” means the period during which the availability of the Shelf Registration Statement and any Prospectus may be suspended.

SECTION 2

Registration Rights

(a) The Company shall prepare and file, or cause to be prepared and filed, with the SEC, as soon as practicable but in no event later than the Filing Deadline Date, a Registration Statement (the “Initial Shelf Registration Statement”), subject to Section 2(f), for an offering to be made on a delayed or continuous basis pursuant to Rule 415 registering the resale from time to time by the Holders thereof of at least the number of shares of Common Stock equal to the Initial Required Registration Amount determined as of the date the Initial Shelf Registration Statement is initially filed with the SEC. The Initial Shelf Registration Statement shall provide for the registration of such Registrable Securities for resale by such Holders in accordance with any reasonable method of distribution elected by the Holders. The Company shall use its reasonable best efforts to (i) cause the Initial Shelf Registration Statement to become effective under the Securities Act as promptly as practicable but in any event by the date (the “Effectiveness Deadline Date”) that is one hundred and twenty (120) days after the date that is the earlier of (A) the date the Initial Shelf Registration Statement is filed with the SEC and (B) the Filing Deadline Date; and (ii) keep the Initial Shelf Registration Statement (and any Subsequent Shelf Registration Statement) continuously effective under the Securities Act until the expiration of the Effectiveness Period. At the time the Initial Shelf Registration Statement becomes effective under the Securities Act, each Holder that became a Notice Holder on or before the tenth (10th) Business Day before the date of such effectiveness shall be named as a selling shareholder in the Initial Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law.

(b) If, for any reason, at any time during the Effectiveness Period any Shelf Registration Statement ceases to be effective under the Securities Act, or ceases to be usable for the purposes contemplated hereunder, the Company shall use its reasonable best efforts to promptly cause such Shelf Registration Statement to become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf Registration Statement), and in any event shall, within twenty (20) Business Days of such cessation of effectiveness, (i) amend such Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement or (ii) file an additional Registration Statement (a “Subsequent Shelf Registration Statement”), subject to Section 2(f), for an offering to be made on a delayed or continuous basis pursuant to Rule 415 registering the resale from time to time by Holders thereof of all securities that are Registrable Securities as of the time of such filing; provided, however, that if registration of Registrable Securities not held by Notice Holders is not at such time permitted by the rules and regulations of the SEC, then such Subsequent Shelf Registration Statement shall instead, subject to Section 2(f), register the resale from time to time by Notice Holders of their securities that are Registrable Securities as of the time of such filing. If a Subsequent Shelf Registration Statement is filed, the Company shall use its reasonable best efforts to (A) cause such Subsequent Shelf Registration Statement to become effective under the Securities Act as promptly as practicable after such filing, but in no event later than the Subsequent Shelf Registration Statement Effectiveness Deadline Date and (B) keep such

Subsequent Shelf Registration Statement (or another Subsequent Shelf Registration Statement) continuously effective until the end of the Effectiveness Period. Each such Subsequent Shelf Registration Statement, if any, shall provide for the registration of such Registrable Securities for resale by such Holders in accordance with any reasonable method of distribution elected by the Holders.

(c) The Company shall supplement and amend any Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement, if required by the Securities Act or as reasonably requested by the Trustee on behalf of the Holders of the Registrable Securities covered by such Shelf Registration Statement.

(d) (i) Each Holder of Registrable Securities agrees that, if such Holder wishes to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 2(d) and Section 3(n). Each Holder of Registrable Securities wishing to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus agrees (A) to deliver a completed and executed Notice and Questionnaire to the Company prior to any attempted or actual distribution of Registrable Securities under a Shelf Registration Statement; and (B) to provide to the Company any other information the Company may reasonably request in connection with such sale. If a Holder becomes a Notice Holder after the tenth (10th) Business Day before the date the Initial Shelf Registration Statement becomes effective under the Securities Act, the Company shall, as promptly as practicable after the date such Holder became a Notice Holder, and in any event, subject to clause (B) below, within the later of (x) twenty (20) Business Days after such date or (y) twenty (20) Business Days after the expiration of any Suspension Period that either (I) is in effect when such Holder became a Notice Holder or (II) is put into effect within twenty (20) Business Days after the date such Holder became a Notice Holder,

(A) file with the SEC a supplement to the related Prospectus (or, if required by law, a post-effective amendment to the Shelf Registration Statement or a Subsequent Shelf Registration Statement), and all other document(s), in each case as is required or desirable so that such Notice Holder is named as a selling shareholder in a Shelf Registration Statement and the related Prospectus in such a manner as to permit such Notice Holder to deliver a Prospectus to purchasers of the Registrable Securities in accordance with applicable law; provided, however, that, if a Prospectus or Prospectus supplement, post-effective amendment or a Subsequent Shelf Registration Statement is required by the rules and regulations of the SEC in order to permit resales by such Notice Holder, the Company shall not be required (i) to file more than one (1) post-effective amendment or Subsequent Shelf Registration Statement for such purpose in any thirty (30) day period and (ii) to file more than one (1) Prospectus or Prospectus supplement in any twenty (20) day period;

(B) if, pursuant to Section 2(d)(i)(A), a post-effective amendment to the Shelf Registration Statement or a Subsequent Shelf Registration Statement shall have been filed, the Company shall use its reasonable best efforts to cause such post-effective amendment or Subsequent Shelf Registration Statement, as the case may be, to become effective under the Securities Act as promptly as practicable, but in any event by the date (the “Amendment Effectiveness Deadline Date,” in the case of a post-effective amendment, and the “Subsequent

Shelf Registration Statement Effectiveness Deadline Date,” in the case of a Subsequent Shelf Registration Statement) that is thirty (30) days after the date such post-effective amendment or Subsequent Shelf Registration Statement, as the case may be, is required by this Section 2(d) to be filed with the SEC;

(C) if requested by such Notice Holder, the Company shall provide such Notice Holder a reasonable number of copies of any documents filed pursuant to clause (A) above;

(D) the Company shall notify such Notice Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment or Subsequent Shelf Registration Statement filed pursuant to clause (A) above;

(E) if such Holder became a Notice Holder during a Suspension Period, or a Suspension Period is put into effect within twenty (20) Business Days after the date such Holder became a Notice Holder, the Company shall so inform such Notice Holder and shall take the actions set forth in clauses (A), (B), (C) and (D) above within twenty (20) Business Days after expiration of such Suspension Period in accordance with Section 3(n); and

(F) if, under applicable law, the Company has more than one option as to the type or manner of making any such filing, the Company shall make the required filing or filings in the manner or of a type that is reasonably expected to result in the earliest availability of a Prospectus for effecting resales of Registrable Securities.

(ii) Notwithstanding anything contained herein to the contrary, the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling shareholder in any Shelf Registration Statement or related Prospectus; provided, however, that any Holder that becomes a Notice Holder (regardless of when such Holder became a Notice Holder) shall be named as a selling shareholder in a Shelf Registration Statement or related Prospectus in accordance with the requirements of this Section 2(d) or Section 2(a) as applicable.

(e) For avoidance of doubt, each Registration Statement filed pursuant hereto shall register a number of Conversion Shares based on the Conversion Price in effect on the effective date of such Registration Statement. Subject to Section 2(f), if, at any time after the execution and delivery of this Agreement, the Conversion Price is decreased pursuant to the Purchase Agreement, then the Company shall, within thirty (30) days following the date of such decrease in the Conversion Price prepare and file with the SEC a Subsequent Shelf Registration Statement which shall register the offer and sale, by Notice Holders, of the additional Conversion Shares issuable upon conversion of the Shares on account of such decrease in the Conversion Price. Each such Subsequent Shelf Registration Statement shall contain a Prospectus which, pursuant to Rule 429, satisfies the requirements of the Securities Act and the rules and regulations thereunder for the offerings registered under such Subsequent Shelf Registration Statements and the Registration Statements filed with the SEC pursuant hereto prior to the effective date of such Subsequent Shelf Registration Statement. The Subsequent Shelf Registration Statement Effectiveness Deadline Date with respect to each such Subsequent Shelf Registration Statement shall be deemed to be (30) days after the date such Subsequent Shelf Registration Statement is required by this Section 2(e) to be filed with the SEC.

(f) If the SEC shall determine that a registration of the offer and sale of all of the Registrable Securities may not be made pursuant to Rule 415(a)(1)(i), then notwithstanding anything to the contrary in this Section 2, the number and amount of Registrable Securities to be included in the applicable Registration Statement shall be reduced in accordance with this Section 2(f) to the maximum number and amount of Registrable Securities whose offer and sale may be registered under the Securities Act in reliance on such rule. The Registrable Securities included in such Registration Statement shall be allocated among all Notice Holders, based on the pro rata percentage of Registrable Securities requested by such Notice Holders in their respective Notice and Questionnaires to be included in the Registration Statement, treating each holder of Shares as a holder of the number of Conversion Shares then underlying such Shares; provided, however, that if any Holder requests inclusion of a number or amount of Registrable Securities less than the maximum number or amount of Registrable Securities allocated to it pursuant to its pro rata allocation, then the remaining portion of such Holder’s allocation shall be reallocated among those Notice Holders whose allocations did not satisfy their initial requests as set forth in their respective Notice and Questionnaires, and this procedure shall be repeated until all of the Registrable Securities which may be included in such Registration Statement on behalf of the Notice Holders have been so allocated. If the number or amount of Registrable Securities included in any Registration Statement is reduced pursuant to this Section 2(f), then (1) the Company, to the extent the Company is permitted by the SEC to file and have declared effective by the SEC a Registration Statement for the offer and sale by the Holders of the Cutback Securities pursuant to Rule 415(a)(1)(i), shall file a Subsequent Shelf Registration Statement with respect to the Cutback Securities on or before the earlier of (i) the sixtieth (60) day after the Company acquires actual knowledge that the Notice Holders in the Prior Registration Statement have resold substantially all of the Registrable Securities included in such Registration Statement; (ii) the one-hundred-and-eightieth (180th) day after the date the prior Registration Statement became effective under the Securities Act; and (iii) such later date as may be required by the SEC; and (2) the Company shall use its reasonable best efforts to cause such Subsequent Shelf Registration Statement to become effective under the Securities Act as promptly as practicable, but in any event by the date (which shall be deemed to be the Subsequent Shelf Registration Statement Effectiveness Deadline Date with respect to such Subsequent Shelf Registration Statement) that is thirty (30) days after the date such Subsequent Shelf Registration Statement is required to be filed with the SEC pursuant to this Section 2(f). Notwithstanding anything herein to the contrary, in no event shall a Holder be identified in any Registration Statement, public disclosure or filing with the SEC as an “underwriter” without the prior written consent of such Holder and any Holder being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has under this Agreement or any other Related Agreement (as defined in the Purchase Agreement).

SECTION 3

Registration Procedures

In connection with the registration obligations of the Company under Section 2 hereof, the Company shall take the following actions with respect to the Registration of the Registrable Securities:

(a) Prepare and file with the SEC a Shelf Registration Statement or Shelf Registration Statements in the manner provided in this Agreement and use its reasonable best efforts to cause each such Shelf Registration Statement to become effective under the Securities Act and remain effective under the Securities Act as provided herein; provided, that, before filing any Shelf Registration Statement or Prospectus or any amendments or supplements thereto with the SEC, the Company shall furnish to Designated Counsel, if any, copies of all such documents proposed to be filed and reflect in each such document when so filed with the SEC such comments as such Designated Counsel reasonably shall propose within five (5) Business Days of the delivery of such copies to such Designated Counsel. The Company shall not file any Registration Statement or amendment or supplement thereto in a form to which Designated Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Designated Counsel, which consent shall not be unreasonably withheld. The Company shall reasonably cooperate with Designated Counsel in performing the Company's obligations pursuant to this Section 3.

(b) Each Registration Statement that is, or is required by this Agreement to be, filed with the SEC shall be filed on Form S-3 if the Company is then eligible to use Form S-3 for the purposes contemplated by this Agreement, or, if the Company is not then so eligible to use Form S-3, then the Company shall use Form S-1 or another appropriate form that is then available to the Company for the purposes contemplated by this Agreement and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available; provided, that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC. Each such Registration Statement that is filed on Form S-3 shall constitute an Automatic Shelf Registration Statement if the Company is then eligible to file an Automatic Shelf Registration Statement on Form S-3 for the purposes contemplated by this Agreement. For the avoidance of doubt, to the extent that the SEC determines that a registration of the offer and sale of all of the Registrable Securities may not be made pursuant to Rule 415(a)(1)(i), this Section 3(b) shall not limit the Company’s ability to file a subsequent Registration Statement on Form S-3 in accordance with Section 2(f) hereof.

(c) If, at the time any Registration Statement is filed with the SEC, the Company is eligible, pursuant to Rule 430B(b), to omit, from the prospectus that is filed as part of such Registration Statement, the identities of selling shareholders and amounts of securities to be registered on their behalf, then the Company shall (i) prepare and file such Registration Statement in a manner as to permit such omission and to allow for the subsequent filing of such information in a prospectus pursuant to Rule 424(b) in the manner contemplated by Rule 430B(d) and (ii) by 12:00 p.m., New York City time, on the second day following the Effectiveness Deadline Date, the Amendment Effectiveness Deadline Date, or the Subsequent Shelf Registration Statement Effectiveness Deadline Date, as applicable, the Company shall file with the SEC in accordance with Rule 424 under the Securities Act the final Prospectus to be used in connection with sales pursuant to a Registration Statement.

(d) The Company and the Holders shall cooperate to ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

(e) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement or Subsequent Shelf Registration Statement continuously effective until the expiration of the Effectiveness Period; cause the related Prospectus to be supplemented by any required Prospectus supplement and, as so supplemented, to be filed with the SEC pursuant to Rule 424;

and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by each Shelf Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Shelf Registration Statement as so amended or such Prospectus as so supplemented. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(e)) by reason of the Company filing a report on Form 10-Q, Form 10-QSB, Form 10-K, Form 10-KSB or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC within five (5) Business Days from the day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

(f) If the third anniversary of the initial effective date of any Registration Statement (within the meaning of Rule 415(a)(5)) shall occur at any time during the Effectiveness Period, and if offers or sales pursuant to such Registration Statement are thereafter prohibited by Rule 415(a)(5), file with the SEC, prior to such third anniversary, a new Registration Statement covering the Registrable Securities, in the manner contemplated by, and in compliance with, Rule 415(a)(6), and use its reasonable best efforts to cause such new Registration Statement to become effective under the Securities Act as soon as practicable, but in any event within 180 days after such third anniversary. Each such new Registration Statement, if any, shall be deemed, for purposes of this Agreement, to be a Subsequent Shelf Registration Statement.

(g) If, at any time during the Effectiveness Period, any Registration Statement shall cease to comply with the requirements of the Securities Act with respect to eligibility for the use of the form on which such Registration Statement was filed with the SEC (or if such Registration Statement constituted an Automatic Shelf Registration Statement at the time it was filed with the SEC and shall thereafter cease to constitute an Automatic Shelf Registration Statement, or if the Company shall have received, from the SEC, a notice, pursuant to Rule 401(g)(2) under the Securities Act, of objection to the use of the form on which such Registration Statement was filed with the SEC), (i) promptly give notice to the Notice Holders and Designated Counsel, if any, and (ii) promptly file with the SEC a new Registration Statement under the Securities Act, or a post-effective amendment to such Registration Statement, to effect compliance with the Securities Act. The Company shall use its reasonable best efforts to cause such new Registration Statement or post-effective amendment to become effective under the Securities Act as soon as practicable and shall promptly give notice of such effectiveness to the Notice Holders and Designated Counsel, if any. Each such new Registration Statement, if any, shall be deemed, for purposes of this Agreement, to be a Subsequent Shelf Registration Statement.

(h) As promptly as practicable, give notice to the Notice Holders and Designated Counsel, if any:

(i) when any Prospectus, Prospectus supplement, Shelf Registration Statement or post-effective amendment to a Shelf Registration Statement has been filed with the SEC and, with respect to a Shelf Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act;

(ii) of any request, following the effectiveness of a Shelf Registration Statement under the Securities Act, by the SEC or any other governmental authority for amendments or supplements to such Shelf Registration Statement or the related Prospectus or for additional information;

(iii) of the issuance by the SEC or any other governmental authority of any stop order suspending the effectiveness of any Shelf Registration Statement or the initiation of any proceedings for that purpose;

(iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the registration or qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose;

(v) after the effective date of any Shelf Registration Statement filed with the SEC pursuant to this Agreement, of the occurrence of (but not the nature of or details concerning) a Material Event; and

(vi) of the determination by the Company that a post-effective amendment to a Shelf Registration Statement or a Subsequent Shelf Registration Statement will be filed with the SEC, which notice may, at the discretion of the Company (or as required pursuant to Section 3(n)), state that it constitutes a Suspension Notice, in which event the provisions of Section 3(n) shall apply.

(i) Use its reasonable best efforts to (i) prevent the issuance of, and, if issued, to obtain the withdrawal of, any order suspending the effectiveness of a Shelf Registration Statement and (ii) obtain the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case at the earliest possible moment, and provide prompt notice to each Notice Holder and Designated Counsel, if any, of the withdrawal or lifting of any such order or suspension.

(j) If requested by any Notice Holder or Designated Counsel, if any, as promptly as practicable incorporate in a Prospectus supplement or a post-effective amendment to a Shelf Registration Statement such information as such Notice Holder or Designated Counsel shall determine to be required to be included therein by applicable law and make any required filings of such Prospectus supplement or such post-effective amendment; provided, however, that the Company shall not be required to take any actions under this Section 3(j) that, in the written opinion of counsel for the Company, are not required by applicable law.

(k) The Company shall furnish to the Notice Holders and Designated Counsel, if any, without charge, copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement.

(l) During the Effectiveness Period, deliver to each Notice Holder and Designated Counsel, if any, in connection with any sale of Registrable Securities pursuant to a Shelf Registration Statement, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Notice Holder or Designated Counsel may reasonably request; and the Company hereby consents (except during such periods that a Suspension Notice is outstanding and has not been revoked) to the use of such Prospectus and each amendment or supplement thereto by each Notice Holder, in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

(m) Prior to any public offering of the Registrable Securities pursuant to a Shelf Registration Statement, use its reasonable best efforts to register or qualify (unless an exemption from registration or qualification applies) such Registrable Securities for offer and sale under the securities or Blue Sky laws of any applicable jurisdictions in the United States; use its reasonable best efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period in connection with such Notice Holder’s offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the relevant Shelf Registration Statement and the related Prospectus.

(n) Upon: (A) the occurrence or existence of any pending corporate development (a “Material Event”) that, in the reasonable discretion of the Company, makes it appropriate to suspend the availability of any Shelf Registration Statement and the related Prospectus; (B) the issuance by the SEC of a stop order suspending the effectiveness of any Shelf Registration Statement or the initiation of proceedings with respect to any Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act; or (C) the occurrence of any event or the existence of any fact as a result of which any Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading,

(i) in the case of clause (A) or (C) above, subject to the next sentence, as promptly as practicable, prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Shelf Registration Statement or a supplement to such Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Shelf Registration Statement and Prospectus so that such Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and so that such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Shelf Registration Statement, subject to the next sentence, use its reasonable best efforts to cause it to become effective under the Securities Act as promptly as practicable; and

(ii) give notice in writing to the Notice Holders and Designated Counsel, if any, as promptly as practicable after becoming aware of such event that the availability of the Shelf Registration Statement is suspended (a “Suspension Notice”); provided, that in no event shall such notice contain any material, nonpublic information (and, upon receipt of any Suspension Notice, each Notice Holder agrees (x) not to sell any Registrable Securities pursuant to such Shelf Registration Statement until such Notice Holder’s receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above or until such Notice Holder is advised in writing by the Company that the Prospectus may be used) and (y) to hold such Suspension Notice in strict confidence.

The Company will use its reasonable best efforts to provide that the use of the Prospectus may be resumed (x) in the case of (A) above, as soon as, in the reasonable discretion of the Company, such suspension is no longer appropriate, (y) in the case of clause (B) above, as promptly as is practicable, and (z) in the case of clause (C) above, as soon as, in the reasonable judgment of the Company, the Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Effectiveness Period shall be extended by the number of days from and including the date of the giving of the Suspension Notice to and including the date on which the Notice Holder received copies of the supplemented or amended Prospectus provided in clause (ii) above, or the date on which it is advised in writing by the Company that the Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.

(o) Make available for inspection during normal business hours by representatives for any applicable Notice Holder, designated in writing by such Notice Holder, and any attorneys and accountants retained by such Notice Holders, all relevant financial and other records and pertinent corporate documents and properties of the Company and its subsidiaries, and cause the appropriate officers, directors and employees of the Company and its subsidiaries to make available for inspection during normal business hours all relevant information reasonably requested by such representatives for the Notice Holders, or any such attorneys or accountants in connection with such disposition, in each case as may be reasonably necessary to enable them to conduct a reasonable investigation in accordance with Section 11 of the Securities Act; provided, however, that such persons shall, at the Company’s request, first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of governmental or regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of any Shelf Registration Statement or the use of any Prospectus referred to in this Agreement) or is necessary to avoid or correct a misstatement or omission in any Registration Statement or necessary to defend or prosecute a claim brought against or by any such persons (e.g., to establish a “due diligence” defense), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard such information by any such person or (iv) such information becomes available to any such person from a source other than the Company and such source is not bound by a confidentiality agreement or is not otherwise under a duty of trust to the Company; provided further, that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of all the Notice Holders and the other parties entitled thereto by the counsel for the Holders in connection with Shelf Registration Statements.

(p) If any Holder is required under applicable securities laws to be described in the Registration Statement as an underwriter, at the reasonable request of such Holder, the Company shall furnish to such Holder, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as a Holder may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Holders, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily delivered to the underwriters in an underwritten public offering, addressed to the Holders.

(q) To the extent an exemption is not available to the Company: (i) comply with all applicable SEC Non-Reporting Requirements; and (ii) comply with all applicable SEC Reporting Requirements.

(r) Cooperate with each Notice Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities, if such shares are certificated, sold pursuant to a Shelf Registration Statement, which certificates shall not bear any restrictive legends, and cause such Registrable Securities to be registered in such names as such Notice Holder may request in writing at least two (2) Business Days prior to any sale of such Registrable Securities.

(u) Provide a CUSIP number for all Registrable Securities covered by a Shelf Registration Statement not later than the effective date of the Initial Shelf Registration Statement and provide the Trustee and the transfer agent for the Common Stock with certificates for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company.

(v) Take all actions and enter into such customary agreements (including, if requested, an underwriting agreement in customary form) as are necessary, or reasonably requested by the Holders of a majority of the Registrable Securities being sold, in order to expedite or facilitate disposition of such Registrable Securities; and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, provided, however, that if any Holder is required under applicable securities laws to be described in the Registration Statement as an underwriter:

(i) the Company shall, if and as requested by the Holders, make such reasonable representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as would be customarily made by the Company to underwriters in similar offerings of securities;

(ii) the Company shall, if and as requested by the Holders, obtain opinions of counsel of the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and to the counsel to the Holders of the Registrable Securities being sold) addressed to each selling Holder and the underwriters, if any, covering the matters that would be customarily covered in opinions requested in sales of securities or underwritten offerings;

(iii) the Company shall, if and as requested by the Holders, obtain “comfort letters” and updates thereof from the Company’s independent certified public accountants addressed to the underwriters, if any, and the selling Holders of Registrable Securities (to the extent consistent with Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accounts), such letters to be in customary form and covering matters of the type that would customarily be covered in “comfort letters” to underwriters in connection with similar underwritten offerings;

(iv) the Company shall, if an underwriting agreement is entered into, cause any such underwriting agreement to contain indemnification provisions and procedures substantially equivalent to the indemnification provisions and procedures set forth in Section 6 hereof with respect to the underwriters and all other parties to be indemnified pursuant to said Section 6; and

(v) the Company shall deliver such documents and certificates as may be reasonably requested and as are customarily delivered in similar offerings to the holders of a majority of the Registrable Securities being sold and to the Managing Underwriters, if any;

the above to be done at (x) the effectiveness of any Shelf Registration Statement (and each post-effective amendment thereto) and (y) each closing under any underwriting or similar agreement as and to the extent required thereunder.

(w) Use its reasonable best efforts to cause the Conversion Shares to be listed on The NASDAQ Capital Market or any other securities exchange or quotation system on which the Common Stock is then listed.

SECTION 4

Holder’s Obligations

Each Holder agrees, by acquisition of the Registrable Securities, that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to a Shelf Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 2(d)(i) hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the Holder Information of such Holder furnished in writing by or on behalf of such Holder to the Company does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in such Holder Information, in the light of the circumstances under which they were made, not misleading.

SECTION 5

Registration Expenses

The Company shall pay all expenses, fees and costs incurred in connection with its obligations under Sections 3 and 4 of this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and state securities, or “blue sky,” fees and expenses, and the expense of any special audits incident to or required by, or in connection with the filing and effectiveness of the Registration Statement (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company). The Holders shall pay all underwriting fees and discounts, selling commissions, brokerage fees and stock transfer taxes applicable to the Registrable Securities sold by such Holder and the fees and expenses of the Designated Counsel, if any.

SECTION 6

Indemnification

6.1. Indemnification by the Company. The Company agrees to indemnify, defend and hold harmless each Holder, each person (a “Controlling Person”), if any, who controls any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the respective officers, directors, members, partners, employees, representatives and agents of any Holder or any Controlling Person (each, an “Holder Indemnified Party”), from and against any loss, damage, expense, liability, claim or any actions in respect thereof (including the reasonable cost of investigation) (“Indemnified Damages”) which such Holder Indemnified Party may incur or become subject to under the Securities Act, the Exchange Act or otherwise, insofar as such loss, damage, expense, liability, claim or action arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement or Prospectus, including any document incorporated by reference therein, or in any amendment or supplement thereto or in any preliminary prospectus, or in any filing made by or at the direction of the Company in connection with the qualification of the offering under the securities or other Blue Sky laws of any jurisdiction in which Registrable Securities are offered or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in any Shelf Registration Statement or in any amendment or supplement thereto or necessary to make the statements therein not misleading, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements made in any Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, in the light of the circumstances under which such statements were made, not misleading, (B) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (C) any violation of this Agreement, and the Company agrees to reimburse, as incurred, the Holder Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, damage, expense, liability, claim or action in respect thereof; provided, however, that the Company shall not be required to provide any indemnification pursuant to this Section 6.1 in any such case insofar as any such loss, damage, expense, liability, claim or action arises out of or is based upon (A) any untrue statement or omission or alleged untrue statement or omission of a material fact contained in, or omitted from, and in conformity with information furnished in writing by or on behalf of a Holder to the Company expressly for use in, any Shelf Registration Statement or any Prospectus; or (B) any sale, by a Holder pursuant to a Shelf Registration Statement in or with respect to which such Holder is named as a selling shareholder, of Registrable Securities during a Suspension Period, provided that the Company shall have theretofore provided such Holder a Suspension Notice in accordance with Section 3(n)(ii); provided further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Holder Indemnified Party.

6.2. Indemnification by the Holders. Each Holder, severally and not jointly, agrees to indemnify, defend and hold harmless the Company, its directors, officers, employees and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a “Company Indemnified Party”) from and against any loss, damage, expense, liability, claim or any actions in respect thereof (including the reasonable cost of investigation) which such Company Indemnified Party may incur or become subject to under the Securities Act, the Exchange Act or otherwise, insofar as such loss, damage, expense, liability, claim or action arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information (the “Holder Information”) furnished in writing by or on behalf of such Holder to the Company expressly for use in, any Shelf Registration Statement or Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such Holder Information, which material fact was not contained in such Holder Information, and which material fact was either required to be stated in any Shelf Registration Statement or Prospectus or necessary to make such Holder Information not misleading; or (B) a sale, by such Holder pursuant to a Shelf Registration Statement in or with respect to which such Holder is named as a selling shareholder, of Registrable Securities during a Suspension Period, provided that the Company shall have theretofore provided such Holder a Suspension Notice in accordance with Section 3(n)(ii); and, subject to the limitation set forth in the immediately preceding clause, each Holder shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, damage, expense, liability, claim or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any of its controlling persons. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale, pursuant to the Shelf Registration Statement, of the Registrable Securities giving rise to such indemnification obligation.

6.3. Procedures.

(a) If any action, suit or proceeding (each, a “Proceeding”) is brought against any person in respect of which indemnity may be sought pursuant to either Section 6.1 or Section 6.2, such person (the “Indemnified Party”) shall promptly notify the person against whom such indemnity may be sought (the “Indemnifying Party”) in writing of the institution of such Proceeding and the Indemnifying Party shall assume the defense of such Proceeding; provided, however, that the failure to so notify such Indemnifying Party shall not relieve such Indemnifying Party from any liability which it may have to such Indemnified Party or otherwise, except to the extent that such Indemnifying Party is materially prejudiced by such failure to notify. Such Indemnified Party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless the employment of such counsel shall have been authorized in writing by such Indemnifying Party in connection with the defense of such Proceeding or such Indemnifying Party shall not have employed counsel to have charge of the defense of such Proceeding within thirty (30) days of the receipt of notice thereof or such Indemnified Party shall have reasonably concluded upon the written advice of counsel that there may be one or more defenses available to it that are different from, additional to or in conflict with those available to such Indemnifying Party (in which case such Indemnifying Party shall not have the right to direct that portion of the defense of such Proceeding on behalf of the Indemnified Party, but such Indemnifying Party may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Indemnifying Party), in any of which events such reasonable fees and expenses shall be borne by such Indemnifying Party and paid as incurred (it being understood, however, that such Indemnifying Party shall not be liable for the expenses of more than one separate counsel in any one Proceeding or series of related Proceedings together with reasonably necessary local counsel representing the Indemnified Parties who are parties to such action). An Indemnifying Party shall not be liable for any settlement of such Proceeding effected without the written consent of such Indemnifying Party, but if settled with the written consent of such Indemnifying Party, such Indemnifying Party agrees to indemnify and hold harmless an Indemnified Party from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse such Indemnified Party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then such Indemnifying Party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than sixty (60) Business Days after receipt by such Indemnifying Party of the aforesaid request, (ii) such Indemnifying Party shall not have fully reimbursed such Indemnified Party in accordance with such request prior to the date of such settlement and (iii) such Indemnified Party shall have given such Indemnifying Party at least thirty (30) days’ prior notice of its intention to settle. No Indemnifying Party shall, without the prior written consent of any Indemnified Party, effect any settlement of any pending or threatened Proceeding in respect of which such Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such Indemnified Party.

(b) If the indemnification provided for in this Section 6.3 is unavailable to an Indemnified Party under Section 6.1 or Section 6.2, or insufficient to hold such Indemnified Party harmless, in respect of any losses, damages, expenses, liabilities, claims or actions referred to therein, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, damages, expenses, liabilities, claims or actions any amounts for which it would otherwise be liable under Section 6.1 or Section 6.2 (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and by the Holders, on the other hand, from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Holders, on the other hand, in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities, claims or actions, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities, claims and actions referred to above shall be deemed to include any reasonable legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any Proceeding.

(c) The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in Section 6.3(b) above. Notwithstanding the provisions of this Section 6, no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities giving rise to such contribution obligation and sold by such Holder were offered to the public exceeds the amount of any damages which it has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders’ respective obligations to contribute pursuant to this Section 6 are several in proportion to the respective amount of Registrable Securities they have sold pursuant to a Shelf Registration Statement, and not joint. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(e) The indemnity and contribution provisions contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any person controlling any Holder, or the Company, or the Company’s officers or directors or any person controlling the Company and (iii) the sale of any Registrable Security by any Holder.

SECTION 7

Provision of Information by the Holders

Each of the Holders whose Registrable Securities are included in the Registration Statement shall furnish to the Company such information regarding such Holder as the Company may reasonably request in writing and as shall be reasonably required or advisable in connection with any registration, qualification or compliance referred to in this Agreement, and shall promptly notify the Company if such information becomes incorrect or misleading, or requires amendment or updating. Each of the Holders agrees that the plan of distribution included in any Prospectus relating to the Registrable Securities shall be as set forth on Schedule B hereto and that such Holder will not resell any Registrable Securities pursuant to the Registration Statement in any manner other than as provided therein or herein. Each Holder represents, warrants and covenants to the Company that the information regarding such Holder that appears in the Purchase Agreement, the Subscription Agreement and any Notice and Questionnaire is accurate and complete in all material respects consistent with Commission Regulation S-K, Items 507 and 508. The Purchaser will confirm promptly by delivery of a signed copy of Schedule C, the sale of any Shares pursuant to Rule 144 or the Registration Statement.

SECTION 8

Holdback; Postponement

Notwithstanding the other provisions of this Agreement, if (a) there is material non-public information regarding the Company which the Company’s Board of Directors reasonably and in good faith determines not to be in the Company’s best interest to disclose and which the Company is not otherwise required to disclose, or (b) there is a extraordinary business opportunity (including but not limited to the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar extraordinary transaction not in the ordinary course of business) available to the Company which the Board of Directors reasonably and in good faith determines not to be in the Company’s best interest to disclose, then the Company may postpone or suspend filing or effectiveness of a registration statement for a period not to exceed sixty (60) days, provided that the Company may not postpone or suspend filing or effectiveness of a registration statement for more than one hundred and twenty (120) days in the aggregate during any 365-day period and there shall be an aggregate of not more than two (2) suspensions during any 365-day period; provided, however that no postponement or suspension shall be permitted for consecutive sixty (60) day periods arising out of the same set of facts, circumstances or transactions.

SECTION 9

SEC Reporting Compliance

With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, through the second anniversary of this Agreement, the Company will:

(a) make and keep “current public information” regarding the Company available, as defined in Commission Rule 144(c) under the Securities Act;

(b) use its commercially reasonable best efforts to file with the Commission in a timely manner all SEC Reports and other filings and documents required of the Company under the Securities Act and the Exchange Act and otherwise; and

(c) so long as a Holder owns any Registrable Securities, furnish the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements under the Securities Act and the Exchange Act, including compliance with SEC Rule 144(c), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of, or reasonably obtainable by, the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

SECTION 10

Miscellaneous

10.1. Assignment. The registration rights set forth herein may be assigned, in whole or in part, to any transferee of Registrable Securities permitted in accordance with the Purchase Agreement, which transferee, upon registration on the Company’s or its transfer agent’s books and records as a holder of record of Registrable Securities, shall be considered thereafter to be a Holder (provided that any transferee who is not an affiliate of a Purchaser shall be a Holder only with respect to such Registrable Securities so acquired and any stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such Registrable Securities) and shall be bound by all obligations and limitations of this Agreement and the Purchase Agreement.

10.2. Section Headings. The titles and headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

10.3. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF GEORGIA OR ANY OTHER JURISDICTIONS) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTIONS OTHER THAN THE STATE OF GEORGIA.

10.4. Notices.

(a) All communications under this Agreement shall be in writing and shall be delivered by facsimile, by hand, by reliable overnight delivery service such as UPS or FedEx or by registered or certified mail, postage prepaid:

If to the Company:

Crescent Banking Company

7 Caring Way

Jasper, Georgia

Attention: Leland W. Brantley, Jr.

Facsimile: (678) 454-2282

With a copy (which shall not constitute notice) to:

Alston & Bird LLP

One Atlantic Center

1201 W. Peachtree Street

Atlanta, Georgia 30309-3424

Attention: Mark C. Kanaly

Facsimile: 404-253-8390

If to the Purchasers:

Please refer to Schedule A of the Purchase Agreement for Purchaser contact information.

(b) Any notice so addressed shall be deemed to be given (i) if delivered by hand, on the date of such delivery, (ii) if sent by reliable overnight delivery service such as UPS or FedEx, on the first business day following the date of delivery to such service for overnight delivery, (iii) if delivered by facsimile, on the date of such facsimile, or (iv) if mailed by registered or certified mail, on the third business day after the date of such mailing.

10.5. Successors and Assigns; No Third Party Beneficiaries. Any person who purchases any Registrable Security from any Holder shall be deemed, for purposes of this Agreement, to be an assignee of such Holder. This Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of each of the parties hereto and shall inure to the benefit of and be binding upon each Holder of any Covered Security.

10.6. Counterparts. This Agreement may be executed in one or more identical counterparts, each of which shall be deemed an original and all of which shall be one and the same agreement. Any signature that is delivered by facsimile signature page shall be valid and binding, with the same force and effect as if an original, manually signed counterpart.

10.7. Remedies. Each Holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

10.8. Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use its reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

10.9. Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Holders, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any provision hereof, or of any similar breach or default thereafter occurring; nor shall any wavier of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by a Holder of any breach or default under this Agreement, or any waiver by a Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in the writing, and that all remedies, either under this Agreement, or by law or otherwise afforded to a Holder, shall be cumulative and not alternative.

10.10. Attorney’s Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

10.11. Entire Agreement; Amendment. This Agreement is intended by the parties hereto as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Securities. Except as provided in the Purchase Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights. This Agreement may be amended only in a writing signed by the Company and the Holders of a majority of the then outstanding Registrable Securities.

10.12. Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Section 4, Section 5 or Section 6 hereof, each of which shall remain in effect in accordance with its term.

[Remainder of page intentionally left blank; signatures on following page(s).]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first above written.

CRESCENT BANKING COMPANY

Leland W. Brantley, Jr.
Chief Financial Officer

PURCHASERS

J. Donald Boggus, Jr.

R. Gary Copeland

Michael W. Lowe

Richard Combs

Ryker Lowe

A. Bradley Rutledge

Bonnie Boling

Parke Day

[Signatures continued on the following page]

[Signature Page to Registration Rights Agreement]

Lorrie L. Shaw

Anthony N Stancil

Leland W. Brantley, Jr.

Donald S. Shapleigh

Brian G. Whelan

Richard Zorn

[Signature Page to Registration Rights Agreement]

Schedule A

Form of Selling Shareholder Notice and Questionnaire

The undersigned beneficial holder of Series B Floating-Rate Cumulative Convertible Perpetual Preferred Stock (the “Series B Preferred Stock”) of Crescent Banking Company (the “Company”) understands that the Company has filed, or intends to file, with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Shelf Registration Statement”) for the registration and resale, under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of [—], 2009 (the “Registration Rights Agreement”), among the Company and the Purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Registration Rights Agreement.

Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally must be named as a selling shareholder in the related prospectus, deliver a prospectus to the purchasers of the Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions, as described below). Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling shareholders in the prospectus and will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire at least ten business days prior to the effectiveness of the Shelf Registration Statement so that such beneficial owners may be named as selling shareholders in the related prospectus at the time the Shelf Registration Statement becomes effective. Upon receipt of a completed Notice and Questionnaire from a beneficial owner after the tenth business day prior to the effectiveness of the Shelf Registration Statement, the Company will, as promptly as practicable, make filings with the Commission as are necessary to permit such holder to deliver such prospectus to purchasers of Registrable Securities, subject to the terms of the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling shareholder in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities should consult their own securities law counsel regarding the consequences of being named or not being named as a selling shareholder in the Shelf Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Shareholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company, its directors, officers and employees and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against certain claims and losses arising in connection with statements or omissions concerning the undersigned made in the Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

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The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.	Selling Shareholder information:

(a)	Full legal name of Selling Shareholder:

(b)	Full legal name of registered holder (if not the same as (a) above) through which the Registrable Securities listed in Item 3 below are held:

(c)	Full legal name of Depositary Trust Company participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item 3 below are held:

(d)	Taxpayer identification or social security number of Selling Shareholder:

2.	Mailing address for notices to Selling Shareholder:

Telephone:

Fax:

E-mail address:

Contact person:

3.	Beneficial ownership of Registrable Securities:

State the number of shares of Series B Preferred Stock beneficially owned by you. Check any of the following that applies to you.

☐	I own Series B Preferred Stock:

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Principal amount:

CUSIP No(s).:

4.	Beneficial ownership of other securities of the Company owned by the Selling Shareholder:

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed in Item 3 above.

(a)	Type and amount of other securities beneficially owned by the Selling Shareholder:

(b)	CUSIP No(s). of the other securities listed in (a) beneficially owned:

5.	Relationships with the Company:

(a)	Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or had any other material relationship with the Company (or its predecessors or affiliates) during the past three years?

☐	Yes.

☐	No.

(b)	If your response to (a) above is “Yes,” please state the nature and duration of your relationship with the Company:

6.	Plan of distribution:

Except as set forth below, the undersigned (including its donees, pledges, transferees and other successors in interest) intends to distribute the Registrable Securities listed in Item 3 above pursuant to the Shelf Registration Statement only in accordance with Schedule B to the Registration Rights Agreement (if at all):

State any exceptions here:

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Note: In no event may such method(s) of distribution take the form of an underwritten offering of Registrable Securities without the prior written agreement of the Company.

7.	Broker-dealers and their affiliates:

If the Selling Shareholder is a broker-dealer or an affiliate of a broker-dealer and did not purchase its Series B Preferred Stock in the ordinary course of business or, at the time of the purchase, had any agreements or understandings, directly or indirectly, to distribute the securities, we may have to identify the Selling Shareholder as an underwriter in the Shelf Registration Statement or related prospectus. Persons identified as underwriters in the Shelf Registration Statement or related prospectus may be subject to additional potential liabilities under the Securities Act.

(a)	Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐	Yes.

☐	No.

(b)	If your response to (a) above is “No,” are you an “affiliate” of a broker-dealer that is registered pursuant to Section 15 of the Exchange Act?

☐	Yes.

☐	No.

For the purposes of this Item 7(b), an “affiliate” of a registered broker-dealer includes any company that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer.

(c)	If your response to (b) above is “Yes,” please describe your affiliation with any such broker-dealer:

(d)	Did you acquire the securities listed in Item 3 above in the ordinary course of business?

☐	Yes.

☐	No.

(e)	If your response to (d) above is “No,” please describe the circumstances under which you acquired the securities listed in Item 3 above:

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(f)	At the time of your purchase of the securities listed in Item 3 above, did you have any agreements or understandings, directly or indirectly, with any person to distribute the securities?

☐	Yes.

☐	No.

(g)	If your response to (f) above is yes, please describe such agreements or understandings:

(h)	Did you receive the securities listed in Item 3 above as compensation for underwriting activities or investment banking services or as investment shares?

☐	Yes.

☐	No.

(i)	If your response to (h) above is yes, please describe the circumstances:

8.	Nature of Beneficial Holding:

The purpose of this section is to identify the ultimate natural person(s) or publicly held entity that exercise(s) sole or shared voting or dispositive power over the Registrable Securities.

(a)	Is the Selling Shareholder a natural person?

☐	Yes.

☐	No.

(b)	Is the Selling Shareholder required to file, or is it a wholly owned subsidiary of a company that is required to file, periodic and other reports (for example, Forms 10-K, 10-Q and 8-K) with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act?

☐	Yes.

☐	No.

(c)	Is the Selling Shareholder an investment company, or a subsidiary of an investment company, registered under the Investment Company Act of 1940, as amended?

☐	Yes.

☐	No.

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(d)	If the Selling Shareholder is a subsidiary of such an investment company, please identify the publicly held parent entity:

***PLEASE NOTE THAT THE COMMISSION REQUIRES THAT THESE NATURAL PERSONS BE NAMED IN THE PROSPECTUS***

9.	Securities Received From Named Selling Shareholder:

(a)	Did you receive your Registrable Securities or Series B Preferred Stock listed above in Item 3 as a transferee from selling shareholder(s) previously identified in the Shelf Registration Statement?

☐	Yes.

☐	No.

(b)	If your response to (a) above is “Yes,” please answer the following two questions:

(i)	Did you receive such Registrable Securities or Series B Preferred Stock listed above in Item 3 from the named selling shareholder(s) prior to the effectiveness of the Shelf Registration Statement?

☐	Yes.

☐	No.

(ii)	Identify below the names of the selling shareholder(s) from whom you received the Registrable Securities or Series B Preferred Stock listed above in Item 3 and the date on which such securities were received.

If you need more space for your responses, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Notice and Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the above questions.

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ACKNOWLEDGEMENTS

The undersigned acknowledges that it understands its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The Selling Shareholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein.

Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Shareholder against certain liabilities.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to provide any additional information the Company may reasonably request and to promptly notify the Company of any inaccuracies or changes in the information provided that may occur at any time while the Shelf Registration Statement remains effective.

All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 9 and the inclusion of such information in the Shelf Registration Statement, the related prospectus and any required state securities or Blue Sky application. The undersigned understands that such information will be relied upon by the Company, without independent investigation or inquiry, in connection with the preparation or amendment of the Shelf Registration Statement, the related prospectus and any required state securities or Blue Sky application.

Once this Notice and Questionnaire is executed by you and received by the Company, the terms of this Notice and Questionnaire and the representations and warranties contained herein shall be binding on, shall inure to the benefit of, and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and you with respect to the Registrable Securities beneficially owned by you and listed in Item 3 above. This Notice and Questionnaire shall be governed by, and construed in accordance with, the laws of the State of Georgia.

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IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial owner:
By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE

AND QUESTIONNAIRE TO CRESCENT BANKING COMPANY AT:

Crescent Banking Company

7 Caring Way

Jasper, Georgia 30143

Attention: Chief Financial Officer

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Schedule B

Plan of Distribution

Any or all of the shares offered by the selling shareholders may be offered for sale and sold by, or on behalf of, the selling shareholders from time to time in varying amounts, including in block transactions, on the Nasdaq Capital Market, or the over-the-counter market, in privately negotiated transactions, or otherwise, at prices prevailing in such market or as may be negotiated at the time of the sale. The shares may be sold by the selling shareholders directly to one or more purchasers, through agents designated from time to time or to or through broker-dealers designated from time to time. In the event the shares are publicly offered through broker-dealers or agents, the selling shareholders may enter into agreements with respect thereto. Such broker-dealers or agents may receive compensation in the form of discounts, concessions or commissions from the selling shareholders, and any such broker-dealers or agents that participate in the distribution of the shares may be deemed to be underwriters within the meaning of the Securities Act, and any profit on the sale of the shares by them and any discounts and commissions might be deemed to be underwriting discounts or commissions under the Securities Act. Any such broker-dealers and agents may engage in transactions with, and perform services for, the Company. At the time a particular offer of shares is made by the selling shareholders, to the extent required, a prospectus supplement will be distributed which will set forth the aggregate number of shares being offered, and the terms of the offering, including the public offering price thereof, the name or names of any broker-dealers or agents, any discounts, commissions and other items constituting compensation from, and the resulting net proceeds to, the selling shareholders.

In order to comply with the securities laws of certain states, sales of shares offered hereby to the public in such states may be made only through broker-dealers who are registered or licensed in such states. Sales of shares offered hereby must also be made by the selling shareholders in compliance with other applicable state securities laws and regulations.

Schedule C

Purchaser’s Certificate of Subsequent Sale1

The undersigned, an officer of, or other person duly authorized by the Purchaser named below hereby certifies to the Company, as defined in the Registration Right Agreement, dated as of                     , 2009 (the “Agreement”) that he/she (said institution) is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on                     , 200     in accordance with:

(i)	Registration Statement number , in the manner indicated under “Plan of Distribution” in the current prospectus and has delivered a current prospectus, or

(ii)	Pursuant to the applicable requirements of Rule 144 of the Securities Act of 1933, as amended, in which case, a copy of Form 144 as filed with the Securities and Exchange Commission, together with the representation letter of the undersigned and the broker’s representation letter are enclosed.

Print or Type:

Name of Purchaser (Individual or Institution):

Name of Individual Representing Purchaser (if an Institution):

Title:

Confirmed by the undersigned thereunto duly authorized:

Purchaser Name

By:
Name:
Title:

[1]	All capitalized terms used but not defined herein shall have the meanings provided in the Registration Rights Agreement.